EXHIBIT 4.1

INDENTURE

between

HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_],
as Issuer

and

[                          ],
as Indenture Trustee

Dated as of [            ], 20[__]

(20[__]-[ ] Indenture)

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(continued)

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(continued)

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(continued)

EXHIBITS

SCHEDULE A	Schedule of Receivables
EXHIBIT A-1	Form of Class A-1 Note
EXHIBIT A-2[-A]	Form of Class A-2[-A] Note
[EXHIBIT A-2-B]	[Form of Class A-2-B Note]
EXHIBIT A-3	Form of Class A-3 Note
EXHIBIT A-4	Form of Class A-4 Note
EXHIBIT B	Form of Class B Note
EXHIBIT C	Form of Class C Note
EXHIBIT D	Form of Class D Note
ANNEX A	Form of Transferee Letter for Restricted Notes

- iv -

THIS INDENTURE, dated as of [            ], 20[__], is between HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_], a Delaware statutory trust (the “Issuer”), and [                          ], a [                                      ], as trustee and not in its individual capacity (the “Indenture Trustee”).

Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer’s [     ]% Asset Backed Notes, Class A-1 (the “Class A-1 Notes”), [     ]% Asset Backed Notes, Class A-2[-A] (the “Class A-2[-A] Notes”), [[SOFR Rate][Other Benchmark Rate] + [___]% Asset Backed Notes, Class A-2-B (the “Class A-2-B Notes”),] [     ]% Asset Backed Notes, Class A-3 (the “Class A-3 Notes”), [     ]% Asset Backed Notes, Class A-4 (the “Class A-4 Notes”), [     ]% Asset Backed Notes, Class B (the “Class B Notes”), [     ]% Asset Backed Notes, Class C (the “Class C Notes”) and [     ]% Asset Backed Notes, Class D (the “Class D Notes” and, together with the Class A-1 Notes, Class A-2[-A] Notes, [Class A-2-B Notes,] Class A-3 Notes, Class A-4 Notes, Class B Notes and Class C Notes, the “Notes”):

GRANTING CLAUSE

The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Holders of the Notes, all of the Issuer’s right, title and interest in and to, whether now owned or hereafter acquired, now existing or hereafter arising and wherever located (a) the Receivables listed on Schedule A and all moneys received thereon on or after the Cutoff Date; (b) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Receivables and any other interest of the Depositor in such Financed Vehicles; (c) any Liquidation Proceeds and any other proceeds from claims on any physical damage, credit, life or disability insurance policies covering Financed Vehicles or the related Obligors, including any vendor’s single interest or other collateral protection insurance policy; (d) any property that shall have secured a Receivable and that shall have been acquired by or on behalf of the Depositor, the Servicer, or the Issuer; (e) all documents and other items contained in the Receivable Files; (f) the Sale and Servicing Agreement including all of the Depositor’s rights, but none of its obligations, under the Receivables Purchase Agreement assigned to the Issuer pursuant to the Sale and Servicing Agreement; (g) all right, title and interest in the Trust Accounts, all funds, securities or other assets credited from time to time to the Trust Accounts and all investments therein and proceeds thereof (including the initial Reserve Account Deposit [and the Yield Supplement Account Deposit]); (h) any proceeds from any Receivable repurchased by a Dealer pursuant to a Dealer Agreement; and (i) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the “Collateral”).

The foregoing Grant is made in trust to secure (i) the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and (ii) to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

1	(20[__]-[ ] Indenture)

Without limiting the foregoing Grant, any Receivable repurchased or purchased by the Seller or the Servicer pursuant to Section 3.03 or Section 4.07, as applicable, of the Sale and Servicing Agreement or repurchased or purchased by the Seller pursuant to Section 7.02 of the Receivables Purchase Agreement shall be deemed to be automatically released from the lien of this Indenture without any action being taken by the Indenture Trustee upon payment by the Seller or the Servicer, as applicable, of the related Purchased Amount for such Purchased Receivable.

The Indenture Trustee, on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Holders of the Notes may be adequately and effectively protected.

ARTICLE I.
DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01          Definitions.

Except as otherwise defined herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A to the Sale and Servicing Agreement, which contains rules as to usage that are applicable herein.

Section 1.02          Other Definitional Provisions.

(a)            All terms defined in this Indenture shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)            As used in this Indenture and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Indenture or in any such certificate or other document, and accounting terms partly defined in this Indenture or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Indenture or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Indenture or in any such certificate or other document shall control.

(c)            The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture; Article, Section, Schedule and Exhibit references contained in this Indenture are references to Articles, Sections, Schedules and Exhibits in or to this Indenture unless otherwise specified; “or” shall include “and/or”; and the term “including” shall mean “including without limitation”.

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(d)            The definitions contained in this Indenture are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(e)            Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

Section 1.03          Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

“Commission” means the Securities and Exchange Commission.

“indenture securities” means the Notes.

“indenture security holder” means a Noteholder.

“indenture to be qualified” means this Indenture.

“indenture trustee” or “institutional trustee” means the Indenture Trustee.

“obligor” on the indenture securities means the Issuer and any other obligor on the indenture securities.

All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

ARTICLE II.
THE NOTES

Section 2.01          Form. The Class A-1 Notes, the Class A-2[-A] Notes, [the Class A-2-B Notes,] the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes, in each case together with the Indenture Trustee’s certificate of authentication, shall be in substantially the form set forth in Exhibit A-1, Exhibit A-2[-A],[Exhibit A-2-B,] Exhibit A-3, Exhibit A-4, Exhibit B, Exhibit C and Exhibit D, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing the Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of such Note.

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The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibit A-1, Exhibit A-2[-A], [Exhibit A-2-B,] Exhibit A-3, Exhibit A-4, Exhibit B, Exhibit C and Exhibit D are part of the terms of this Indenture.

Section 2.02          Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

The Indenture Trustee shall upon Issuer Order authenticate and deliver Class A-1 Notes for original issue in an aggregate principal amount of $[                     ], Class A-2[-A] Notes for original issue in an aggregate principal amount of $[                     ], [Class A-2-B Notes for original issue in an aggregate principal amount of $[____________],] Class A-3 Notes for original issue in an aggregate principal amount of $[                     ], Class A-4 Notes for original issue in an aggregate principal amount of $[                     ], Class B Notes for original issue in an aggregate principal amount of $[                     ], Class C Notes for original issue in an aggregate principal amount of $[                     ], and Class D Notes for original issue in an aggregate principal amount $[                     ]. The aggregate principal amount of Class A-1 Notes, Class A-2[-A] Notes, [Class A-2-B Notes,] Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes outstanding at any time may not exceed such respective amounts except as provided in Section 2.06.

The Notes shall be issuable as registered Notes in minimum denominations of $[1,000] and in integral multiples of $[1,000] in excess thereof (except for one Note of each class which may be issued in a denomination other than an integral multiple of $[1,000]).

No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual or facsimile signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 2.03          Temporary Notes. Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

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If temporary Notes are issued, the Issuer shall cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver in exchange therefor, a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

Section 2.04          Registration; Registration of Transfer and Exchange. The Issuer shall cause to be kept a register (the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and the registration of all transfers of Notes. The Indenture Trustee initially shall be the “Note Registrar” for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar. If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

At the option of the Holder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute, and the Indenture Trustee, without having to verify that the requirements of Section 8-401(a) have been met, shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes that the Noteholder making the exchange is entitled to receive.

All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange. Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

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No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.03 or 9.05 not involving any transfer.

The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

Any Notes (or interests therein) retained by the Issuer or a Person that is considered the same person as the Issuer for U.S. federal income tax purposes may not be transferred for U.S. federal income tax purposes to another Person (other than a Person that is considered the same person as the Issuer for U.S. federal income tax purposes) unless the Administrator shall cause an Opinion of Counsel to be delivered to the Depositor and the Indenture Trustee at such time stating that either (x) such Notes will be debt for U.S. federal income tax purposes or (y) the sale of such Notes will not cause the Issuer to be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.

In addition, if for tax or other reasons it may be necessary to track such Notes (e.g., if the Notes have original issue discount), tracking conditions such as requiring that such Notes be in definitive registered form may be required by the Administrator as a condition to such transfer. The Indenture Trustee shall have no duty to monitor the compliance of the provisions of this paragraph and may conclusively rely on the Administrator to do the same.

By acquiring a Note (or interest therein), each Noteholder and Note Owner (and if the Noteholder or Note Owner is a Plan, its fiduciary) is deemed to (a) represent and warrant that either (i) it is not acquiring and will not hold such Note (or interest therein) with the assets of a Benefit Plan Investor or Plan subject to Similar Law; or (ii) the acquisition, holding and disposition of such Note (or interest therein) will not, in the case of a Benefit Plan Investor, give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a Plan that is subject to Similar Law, result in a violation of such Similar Law and (b) acknowledge and agree that Benefit Plan Investors and Plans that are subject to Similar Law may not acquire such Note (or any interest therein) at any time that such Note does not have an investment grade rating from at least one nationally recognized statistical rating organization.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the transfer of Notes.

Section 2.05           [Reserved].

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Section 2.06           Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon an Issuer Order the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within 15 days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees, expenses and indemnities of the Indenture Trustee) connected therewith.

Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 2.07           Persons Deemed Note Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

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Section 2.08           Payment of Principal and Interest; Defaulted Interest.

(a)            The Class A-1 Notes, the Class A-2[-A] Notes, [the Class A-2-B Notes,] the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes shall accrue interest at the Class A-1 Rate, the Class A-2[-A] Rate, [the Class A-2-B Rate,] the Class A-3 Rate, the Class A-4 Rate, the Class B Rate, the Class C Rate and the Class D Rate, respectively, as set forth in Exhibit A-1, Exhibit A-2[-A], [Exhibit A-2-B,] Exhibit A-3, Exhibit A-4, Exhibit B, Exhibit C and Exhibit D, respectively, and such interest shall be payable on each Payment Date as specified therein, subject to Section 3.01. Any installment of interest or principal payable on a Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date to such Person as appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by such nominee, if an account is so designated; provided, however, that the final installment of principal payable with respect to such Note on a Payment Date or on the related Stated Maturity Date (including the Redemption Price for any Note called for redemption pursuant to Section 10.01) shall be payable as provided in paragraph (b) below. The funds represented by any such payments returned undelivered shall be held in accordance with Section 3.03.

(b)            The principal of each Note shall be payable in installments on each Payment Date as provided in Section 3.01 hereof and the forms of the Notes set forth in Exhibit A-1, Exhibit A-2[-A], [Exhibit A-2-B,] Exhibit A-3, Exhibit A-4, Exhibit B, Exhibit C and Exhibit D. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes may be declared immediately due and payable, if not previously paid, in the manner provided in Section 5.02 on any date on which an Event of Default shall have occurred and be continuing, by the Indenture Trustee or the Indenture Trustee acting at the direction of the Holders of Notes representing not less than a majority of the Outstanding Amount of the Controlling Class. All principal payments on each Class of Notes shall be made pro rata to the Noteholders of the related Class entitled thereto. Upon written notice thereof, the Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects the final installment of principal of and interest on such Note to be paid. Such notice shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.02.

(c)            For purposes of distributions from the Reserve Account pursuant to Section 5.06(b) of the Sale and Servicing Agreement, any portion of the First Priority Principal Distribution Amount, the Second Priority Principal Distribution Amount and the Regular Principal Distribution Amount shall be deemed to be due and payable on any Payment Date on which funds sufficient to pay such portion would be available to make such payment from funds withdrawn from the Reserve Account and distributed with the priorities set forth in accordance with 5.05(b) of the Sale and Servicing Agreement. For the avoidance of doubt, the First Priority Principal Distribution Amount, the Second Priority Principal Distribution Amount and the Regular Principal Distribution Amount, or any portion thereof, shall not be due (other than in accordance with Section 2.08(b) above) unless amounts are actually available to make such payments in accordance with Section 5.05(b) of the Sale and Servicing Agreement. Additionally, any portion of the First Priority Principal Distribution Amount, the Second Priority Principal Distribution Amount and the Regular Principal Distribution Amount shall be deemed to be due and payable on any date where the Servicer elects to exercise its Optional Purchase and the Issuer redeems the outstanding Notes pursuant to Section 10.01.

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(d)            If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Interest Rate in any lawful manner on the next Payment Date.

Section 2.09           Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder that the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

Section 2.10           Book-Entry Notes. The Notes (other than any Restricted Notes, which may be issued in the form of Definitive Notes at the Issuer’s option pursuant to Section 2.12), upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. The Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner thereof will receive a Definitive Note representing such Note Owner’s interest in such Note, except as provided in Section 2.12. Unless and until definitive, fully registered Notes (the “Definitive Notes”) have been issued to such Note Owners pursuant to Section 2.12:

(a)            the provisions of this Section shall be in full force and effect;

(b)            the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Note Owners;

(c)            to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

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(d)            the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency or the Clearing Agency Participants pursuant to the Note Depository Agreement. Unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

(e)            whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes or the Controlling Class of Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

Section 2.11          Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to such Note Owners pursuant to Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Clearing Agency, and shall have no obligation to such Note Owners.

Section 2.12          Definitive Notes. Any of the Restricted Notes, upon original issuance, and at the Issuer’s option, may be in the form of Definitive Notes; provided, however, that at the request of all of the holders thereof, such Restricted Notes may be exchanged for Book-Entry Notes. If (a) the Administrator advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Notes and the Administrator is unable to locate a qualified successor or (b) after the occurrence of an Event of Default or a Servicer Termination Event, Note Owners of the Book-Entry Notes representing beneficial interests aggregating at least a majority of the Outstanding Amount of such Notes advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Note Owners, then the Clearing Agency shall notify all Note Owners, the Administrator and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee upon an Issuer Order shall authenticate the Definitive Notes in accordance with the written instructions of the Clearing Agency. None of the Issuer, the Note Registrar, the Administrator or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

Section 2.13          Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for purposes of U.S. federal and state income tax, franchise tax and any other tax measured in whole or in part by income, the Notes (other than Notes, if any, retained by the Issuer or a Person considered to be the same person as the Issuer for U.S. federal income tax purposes) will be characterized as indebtedness secured by the Trust Estate. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes (other than Notes, if any, retained by the Issuer or a Person considered to be the same person as the Issuer for U.S. federal income tax purposes) for such purposes as indebtedness.

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Section 2.14           Tax Forms. Prior to the first Payment Date and promptly upon request, each Noteholder shall provide Tax Information to the Indenture Trustee, the Paying Agent (if any) and/or the Issuer (or other person responsible for withholding of taxes). Each Noteholder shall provide such person updated Tax Information if any Tax Information previously delivered expires or becomes obsolete or inaccurate in any respect. Each Noteholder (or other owner of a beneficial interest in a Note) is deemed to understand, acknowledge and agree that the Indenture Trustee, Paying Agent and Issuer (or other person responsible for withholding of taxes) have the right to withhold as required on amounts payable with respect to a Note where an applicable party fails to comply with the requirements set forth in the preceding sentence or the Indenture Trustee, Paying Agent or Issuer (or other person responsible for withholding of taxes) is otherwise required to so withhold under applicable law.

Section 2.15           Transfer Restrictions on Restricted Notes.

(a)            Prior to any sale or transfer of any Restricted Note (or any interest therein), each prospective transferee of such Restricted Note (or any interest therein) shall be required to provide to the Indenture Trustee and Depositor a certification of non-foreign status, in such form that is acceptable to the Depositor or the Indenture Trustee (e.g., IRS Form W-9), signed under penalties of perjury (and such other certification, representations or opinion of counsel as may be requested by the Depositor) or other information or documentation requested by the Depositor to determine, in its sole discretion, that payments on such Restricted Notes will not be subject to withholding under U.S. tax law.

(b)            Prior to any sale or transfer of any Restricted Note (or any interest therein) (except for (x) transfers of Notes to the Depositor or any Affiliate of the Depositor that is a “United States person” within the meaning of Section 7701(a)(30) of the Code and (y) to the extent that the Depositor has received an opinion of nationally recognized tax counsel to the effect that the transfer of the Restricted Note without any or all of the representations described below will not cause the Issuer to be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes and the Depositor has consented to such transfer in writing), each prospective transferee of such Restricted Note (or any interest therein) shall be required to provide to the Indenture Trustee, Note Registrar and Depositor a written representation letter, in a form acceptable to the recipients, in which such prospective transferee shall have represented and agreed as follows (unless the Depositor shall have received (and provided notice of such receipt to the Indenture Trustee and the Note Registrar) an opinion of nationally recognized tax counsel to the effect that such transfer without such an accompanying representation letter will not cause the Issuer to be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes and the Depositor shall consent in writing that no such written representation letter is required, in which case such prospective transferee shall be deemed to have represented and agreed as follows):

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(i)            The transferee will provide notice to each Person to whom it proposes to transfer any interest in the Restricted Notes of the transfer restrictions and representations set forth in this Section 2.15(b). Further, the transferee will not transfer any Restricted Note (or any interest therein) to a subsequent transferee unless, prior to the transfer, the subsequent transferee shall have provided to the Indenture Trustee, the Note Registrar and the Depositor a written representation letter as set forth previously in this Section 2.15(b) (unless the Depositor shall have received an opinion of nationally recognized tax counsel as set forth previously in this Section 2.15(b)).

(ii)             No transfer of Restricted Notes (or any interest therein) will be permitted to the extent that such transfer would cause the number of direct or indirect holders of an interest in the Restricted Notes and the Certificates to exceed a number equal to 95 Persons. Neither the Indenture Trustee nor the Note Registrar shall have any duty or obligation with respect to the foregoing to ascertain the number of direct or indirect holders of an interest in the Restricted Notes and the Certificates.

(iii)            The transferee warrants it (a) is not, and will not become, a partnership, a corporation taxed under Subchapter S of the Code or grantor trust for U.S. federal income tax purposes (or a disregarded entity the single owner of which is any of the foregoing) or (b) is such an entity, but (x) no more than 50% of the value of any of the direct or indirect beneficial interests in such transferee (or in the case of a disregarded entity, the interests of its single owner)  is or will be attributable to such transferee’s (or in the case of a disregarded entity, the single owner’s) interest in Restricted Notes and Certificates and (y) it is not and will not be a principal purpose of the arrangement involving such entity’s beneficial interest in any Restricted Notes or Certificates to permit any partnership to satisfy the 100 partner limitation of Treasury Regulation Section 1.7704-1(h)(1)(ii) necessary for such partnership not to be classified as a publicly traded partnership under the Code.

(iv)            No Noteholder of a Restricted Note shall acquire or transfer any Restricted Note (or any interest therein) or cause any Restricted Notes (or any interest therein) to be marketed on or through an “established securities market” within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

(v)            If any Restricted Note held by the transferee is required to be treated other than as described under Section 2.13, then the transferee, or, if different, the beneficial owner of such Restricted Note, shall agree to the designation made pursuant to the Trust Agreement of the partnership representative (and the tax matters partner for any applicable state or local tax purposes) of any partnership in which such Noteholder or beneficial owner is deemed to be a partner under Section 6223(a) of the Code and any applicable Treasury Regulations thereunder (and any corresponding provision of state law).

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(vi)            (A) Each Noteholder of a Restricted Note shall provide to the Administrator on behalf of the Issuer and the Depositor any further information required by the Issuer to comply with the Sections 6221 through 6241 of the Code (and any corresponding provision of state law), including Section 6226(a) of the Code, (B) if such Noteholder is not the beneficial owner of such Restricted Note, the beneficial owner of such Restricted Note shall provide to the Administrator on behalf of the Issuer and the Depositor any further information required by the Issuer to comply with Sections 6221 through 6241 of the Code (and any corresponding provision of state law), including Section 6226(a) of the Code and, to the extent the Issuer determines such appointment necessary for it to make an election under Section 6226(a) of the Code (or any corresponding provision of state law), hereby appoints the Noteholder as its agent for purposes of receiving any notifications or information pursuant to the notice requirements under Section 6226(a)(2) of the Code (and any corresponding provision of state law) and (C) to the extent applicable, each Noteholder of a Restricted Note and, if different, each beneficial owner of a Restricted Note, shall hold the Issuer and its affiliates harmless for any expenses or losses (i) resulting from a beneficial owner of a Restricted Note not properly taking into account or paying its allocated adjustment or liability under Section 6226 of the Code (or any corresponding provision of state law) or (ii) suffered that are attributable to the management or defense of an audit under Sections 6221 through 6241 of the Code (or any corresponding provision of state law) or otherwise due to actions the Issuer and its affiliates take with respect to and to comply with the rules under Sections 6221 through 6241 of the Code (or any corresponding provision of state law).

(vii)            The transferee acknowledges that any transfer in violation of the foregoing will be of no force and effect, will be void ab initio, and will not operate to transfer any rights to the transferee.

(c)            Unless the Depositor has received an opinion of nationally recognized tax counsel to the effect that the transfer of the Restricted Note without the representation pursuant to this subsection (c) will not cause the Issuer to be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes and the Depositor has consented to such transfer in writing (with notice to the Indenture Trustee and Note Registrar), (i) the interests in the Restricted Notes and the Certificates together may at no time be held by more than 95 Persons and (ii) no transfer of Restricted Notes (or any interest therein) will be permitted to the extent that such transfer could cause the number of direct or indirect holders of an interest in the Restricted Notes and the Certificates to exceed a number equal to 95 Persons. Neither the Indenture Trustee nor the Note Registrar shall have any duty or obligation with respect to the foregoing to ascertain the number of direct or indirect holders of an interest in the Restricted Notes and the Certificates.

(d)            Any transfer in violation of the provisions of Section 2.15 of the Indenture will be of no force and effect, will be void ab initio, and will not operate to transfer any rights to the transferee.  The provisions of Section 2.15(b) and (c) of the Indenture generally are intended to prevent the Issuer from being characterized as a “publicly traded partnership” within the meaning of Section 7704 of the Code, in reliance on Treasury Regulations Sections 1.7704-1, and the provisions shall be interpreted taking such intent into account in determining whether or not the requirements of Section 2.15(b) and (c) of the Indenture have been complied with in connection with any proposed transfer of any Restricted Note (or interest therein).

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(e)            Each Restricted Note will bear a legend in substantially the following form:

THIS NOTE OR ANY INTEREST HEREIN HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS, PURSUANT TO AN EXEMPTION THEREFROM (INCLUDING TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER) OR IN A TRANSACTION NOT SUBJECT THERETO. FOR THE AVOIDANCE OF DOUBT, THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO THE DEPOSITOR OR ANY OF ITS AFFILIATES.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED TO PROVIDE TO THE INDENTURE TRUSTEE, THE NOTE REGISTRAR AND THE DEPOSITOR A LETTER IN THE FORM OF ANNEX A TO THE INDENTURE CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS, INCLUDING THAT NO TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE PERMITTED IF SUCH TRANSFER WOULD CAUSE THE NUMBER OF DIRECT OR INDIRECT HOLDERS OF AN INTEREST IN THE RESTRICTED NOTES AND CERTIFICATES ISSUED UNDER THE TRUST AGREEMENT (AS DEFINED IN THE INDENTURE) TO EXCEED A NUMBER EQUAL TO 95 PERSONS UNLESS A DEBT-FOR-TAX OPINION HAS BEEN DELIVERED. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED TO PROVIDE TO THE INDENTURE TRUSTEE AND THE DEPOSITOR A CERTIFICATION OF NON-FOREIGN STATUS, IN SUCH FORM AS MAY BE ACCEPTABLE TO THE DEPOSITOR, SIGNED UNDER PENALTIES OF PERJURY or other information or documentation requested by the Depositor to determine, in its sole discretion, that payments on the Notes will not be subject to withholding under U.S. tax law.

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(f)            The restrictions on transfer of any Notes retained by the Issuer or a Person that is considered the same person as the Issuer for U.S. federal income tax purposes provided in the seventh paragraph of Section 2.04 shall not continue to apply in the event the Indenture Trustee and the Depositor have received the Initial Certificate Transfer Opinion.

(g)            Upon any sale or transfer of any Note (or interest therein) that was retained by the Issuer or a Person that is considered the same person as the Issuer for U.S. federal income tax purposes as of the Closing Date, if for tax or other reasons it may be necessary to track any such Note (e.g., if the Notes have original issue discount), tracking conditions such as requiring that such Notes be in definitive registered form may be required by the Depositor or the Administrator as a condition to such transfer and the Administrator shall provide prior written notice of such sale or transfer and tracking condition to the Indenture Trustee.

ARTICLE III.
COVENANTS

Section 3.01           Payment of Principal and Interest; Determination of SOFR; Benchmark Replacement.

(a)            The Issuer will duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to Section 8.02(c), on each Payment Date, the Issuer will cause to be distributed all amounts deposited in the Collection Account which represent Available Amounts for such Payment Date pursuant to the Sale and Servicing Agreement (a) for the benefit of the Class A-1 Notes, to the Class A-1 Noteholders, (b) for the benefit of the Class A-2[-A] Notes, to the Class A-2[-A] Noteholders, (c) [for the benefit of the Class A-2-B Notes, to the Class A-2-B Noteholders, (d)] for the benefit of the Class A-3 Notes, to the Class A-3 Noteholders, (e) for the benefit of the Class A-4 Notes, to the Class A-4 Noteholders, (f) for the benefit of the Class B Notes, to the Class B Noteholders, (g) for the benefit of the Class C Notes, to the Class C Noteholders and (h) for the benefit of the Class D Notes to the Class D Noteholders. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

(b)            The Indenture Trustee initially shall be the “Calculation Agent” for the purpose of identifying SOFR and calculating the SOFR Rate pursuant to this Section 3.01. Upon any resignation of the Calculation Agent, the Administrator shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Calculation Agent. If a Person other than the Indenture Trustee is appointed by the Administrator as the Calculation Agent, the Administrator will give the Indenture Trustee prompt written notice of the appointment of the Calculation Agent.

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(c)            So long as the Class A-2-B Notes are Outstanding, the Calculation Agent shall obtain SOFR in accordance with the definition of “SOFR Rate” on each SOFR Adjustment Date and shall promptly provide such rate to the Administrator or such person as directed by the Administrator. All determinations of SOFR by the Calculation Agent, in the absence of manifest error, will be conclusive and binding on the Noteholders.

(d)            If the Administrator determines prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the determination of the then-current Benchmark, the Benchmark Replacement determined by the Administrator will replace the then-current Benchmark for all purposes relating to the Class A-2-B Notes in respect of such determination on such date and all such determinations on all subsequent dates. The Administrator shall deliver written notice to each Rating Agency and the Calculation Agent on any SOFR Adjustment Date if, as of the applicable Reference Time, the Administrator has determined with respect to the related Interest Period that there will be a change in the SOFR Rate or the terms related thereto since the immediately preceding SOFR Adjustment Date due to a determination by the Administrator that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred. The Administrator shall have the right to make SOFR Adjustment Conforming Changes and, in connection with the implementation of a Benchmark Replacement, Benchmark Replacement Conforming Changes, from time to time.

(e)            All percentages resulting from any calculation on the Class A-2-B Notes shall be rounded to the nearest one hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards (e.g., 9.8765445% (or 0.098765445) would be rounded to 9.87655% (or 0.0987655)), and all dollar amounts used in or resulting from that calculation on the Class A-2-B Notes will be rounded to the nearest cent (with one-half cent being rounded upwards).

(f)            Any determination, decision or election that may be made by the Administrator or any other Person in connection with a Benchmark Transition Event, a Benchmark Replacement Conforming Change or a Benchmark Replacement pursuant to this Section 3.01 (or pursuant to any capitalized term used in this Section 3.01 or in any such capitalized term), including any determination with respect to administrative feasibility (whether due to technical, administrative or operational issues), a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, may be made in the Administrator’s sole discretion, and, notwithstanding anything to the contrary in the Basic Documents, will become effective without the consent of any other Person (including any Noteholder). The Class A-2-B Noteholders shall not have any right to approve or disapprove of these changes and shall be deemed by their acceptance of a Note to have agreed to waive and release any and all claims relating to any such determinations. Notwithstanding anything to the contrary in the Basic Documents, none of the Issuer, the Owner Trustee, the Indenture Trustee, the Administrator, the Calculation Agent, the Paying Agent, the Sponsor, the Depositor or the Servicer will have any liability for any action or inaction taken or refrained from being taken by it with respect to any Benchmark, Benchmark Transition Event, Benchmark Replacement Date, Benchmark Replacement, Benchmark Replacement Adjustment, Benchmark Replacement Conforming Changes or any other matters related to or arising in connection with the foregoing. Each Noteholder and beneficial owner of Notes, by its acceptance of a Note or a beneficial interest in a Note, will be deemed to waive and release any and all claims against the Issuer, the Owner Trustee, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Administrator, the Sponsor, the Depositor and the Servicer relating to any such determinations.

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(g)            None of the Indenture Trustee, the Owner Trustee, the Paying Agent or the Calculation Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of SOFR, the Benchmark or Benchmark Replacement or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any event giving rise to the replacement of the SOFR Rate or a Benchmark Replacement (each of which shall be determined by Administrator), (ii) to select, identify or designate any Benchmark Replacement, or other successor or replacement benchmark index, any Benchmark Replacement Date, any Benchmark Transition Event, or whether any conditions to the designation of such a rate have been satisfied, (iii) to select, identify or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index or (iv) to determine whether or what SOFR Adjustment Conforming Changes, Benchmark Replacement Rate Conforming Changes or other amendments are necessary or advisable, if any, in connection with any of the foregoing.

(h)            None of the Indenture Trustee, the Owner Trustee, the Paying Agent or the Calculation Agent shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Indenture or any other Basic Document as a result of the unavailability of SOFR Rate or Benchmark and absence of the designation of a Benchmark Replacement Rate, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party, including without limitation the Administrator, in providing any direction, instruction, notice or information required or contemplated by the terms of this Indenture and reasonably required for the performance of such duties.

(i)             Neither the Indenture Trustee nor the Calculation Agent shall have any liability for any interest rate published by any publication that is the source for determining the Interest Rates of the Class A-2-B Notes, including but not limited to the Reuters Screen (or any successor source), the FRBNY's website, the Term SOFR Administrator’s website, the Bloomberg Financial Markets Commodities News or any successor thereto, or for any rates published on any publicly available source or in any of the foregoing cases for any delay, error or inaccuracy in the publication of any such rates, or for any subsequent correction or adjustment thereto.

Section 3.02           Maintenance of Office or Agency. The Issuer will maintain in [                          ], an office or agency where Notes may be surrendered for registration of transfer or exchange. Such office will initially be located at [                                           ] [                                                      ], Attention: [                        ]. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders. In addition, notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served at the address set forth in Section 11.04(b) hereof.

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Section 3.03           Money for Payments To Be Held in Trust. All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Trust Accounts shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account or the Reserve Account for payments of Notes shall be paid over to the Issuer except as provided in this Section.

On or before the Business Day preceding each Payment Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Collection Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act; provided, that the amount deposited on any Redemption Date may be reduced by amounts transferred from the Reserve Account to the Collection Account pursuant to Section 5.06(e) of the Sale and Servicing Agreement.

The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

(a)            hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(b)            give the Indenture Trustee notice of any default by the Issuer (or any other obligor on the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(c)            at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(d)            immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

(e)            comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon, including FATCA Withholding Tax (including obtaining and retaining from Persons entitled to payments with respect to the Notes any Tax Information and making any withholdings with respect to the Notes as required by the Code (including FATCA) and paying over such withheld amounts to the appropriate governmental authority); and

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(f)            comply with respect to any withholding and reporting requirements that it reasonably believes are applicable under the Code or any similar provision of state, local or foreign law in connection with the Notes and any withholding of taxes therefrom, and, upon request, provide any Tax Information to the Issuer.

The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid upon Issuer Request to the Issuer; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

Section 3.04          Existence. Except as otherwise permitted by the provisions of Section 3.10, the Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

Section 3.05          Protection of Trust Estate. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(a)            maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

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(b)            perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(c)            enforce any of the Collateral; or

(d)            preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

The Issuer hereby designates the Indenture Trustee, as its agent and attorney-in-fact, to execute upon an Issuer Order any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.05.

Section 3.06          Opinions as to Trust Estate.

(a)            On the Closing Date, the Issuer shall cause to be furnished to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

(b)            On or before [         ] in each calendar year, beginning in 20[__], the Issuer shall furnish or cause to be furnished to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until [         ] in the following calendar year.

Section 3.07          Performance of Obligations; Servicing of Receivables.

(a)            The Issuer will not take any action and will use its reasonable best efforts not to permit any action to be taken by others that would release any Person from any of such Person’s material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement or such other instrument or agreement.

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(b)            The Issuer may contract with other Persons with notification to the Rating Agencies to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer’s Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

(c)            The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of either the Indenture Trustee or the Holders of at least a majority of the Outstanding Amount of the Notes.

(d)            If the Issuer shall have knowledge of the occurrence of a Servicer Termination Event under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default.

(e)            [Reserved].

(f)            Upon any termination of the Servicer’s rights and powers pursuant to the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee thereof. As soon as a successor servicer (a “Successor Servicer”) is appointed, the Issuer shall notify the Indenture Trustee in writing of such appointment, specifying in such notice the name and address of such Successor Servicer.

(g)            Without limitation of the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) except to the extent otherwise provided in any Basic Documents, that it will not, without the prior written consent of the Indenture Trustee acting at the direction of the Holders of at least a majority in Outstanding Amount of the Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Sale and Servicing Agreement) or the Basic Documents, or waive timely performance or observance by the Servicer or the Seller under the Sale and Servicing Agreement; and (ii) that any such amendment shall not (A) reduce the interest rate or principal amount of any Note or delay the Stated Maturity Date of any Note without the consent of the Holder of such Note (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of the Holders of all Outstanding Notes. If the Indenture Trustee acting at the direction of such Holders agrees to any such amendment, modification, supplement or waiver, the Indenture Trustee agrees, promptly following a request by the Issuer to do so, to execute and deliver, at the Issuer’s own expense, such agreements, instruments, consents and other documents as the Issuer may deem necessary or appropriate in the circumstances.

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Section 3.08          Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

(a)            except to the extent as expressly permitted by this Indenture or the Sale and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Indenture Trustee acting on direction of at least a majority in Outstanding Amount of the Controlling Class given pursuant to this Agreement;

(b)            claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

(c)            (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics’ liens and other liens that arise by operation of law, in each case on any of the Financed Vehicles and arising solely as a result of an action or omission of the related Obligor) or (iii) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics’ or other lien) security interest in the Trust Estate.

Section 3.09          Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee and the Rating Agencies, within 120 days after the end of each fiscal year of the Issuer (commencing with the calendar year of 20[__]), an Officer’s Certificate stating, as to the Authorized Officer signing such Officer’s Certificate, that:

(a)            a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer’s supervision; and

(b)            to the best of such Authorized Officer’s knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

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Section 3.10          Issuer May Consolidate, etc., Only on Certain Terms.

(a)            The Issuer shall not consolidate or merge with or into any other Person, unless:

(i)            the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(ii)             immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(iii)            the Rating Agency Condition shall have been satisfied (other than with respect to S&P, but with satisfaction of the Rating Agency Notification with respect to S&P if S&P is rating any Outstanding Class of Notes) with respect to such transaction;

(iv)            the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse U.S. federal income tax consequences to the Issuer, any Noteholder or any Certificateholder;

(v)             any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(vi)            the Issuer shall have delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act) in all material respects.

(b)            The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

(i)              the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted (A) shall be a United States citizen or a Person organized and existing under the laws of the United States of America or any State and treated as a United States person under Section 7701(a)(30) of the Code, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer and the Indenture Trustee against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or, if a group of Persons, one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

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(ii)             immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(iii)            the Rating Agency Condition shall have been satisfied with respect to such transaction (other than with respect to S&P, but with satisfaction of the Rating Agency Notification with respect to S&P if S&P is rating any Outstanding Class of Notes);

(iv)            the Issuer shall have received an Opinion of Counsel which may not be in-house counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse U.S. federal income tax consequences to the Issuer, any Noteholder or any Certificateholder;

(v)            any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(vi)            the Issuer shall have delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act) in all material respects.

Section 3.11          Successor or Transferee.

(a)            Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

(b)            Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), Hyundai Auto Receivables Trust 20[__]-[_] will be released from every covenant and agreement of this Indenture to be observed by or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee stating that Hyundai Auto Receivables Trust 20[__]-[_] is to be so released.

Section 3.12          No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by this Indenture and the Basic Documents and any activities incidental thereto.

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Section 3.13          No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

Section 3.14          Compliance with Regulation AB. For so long as the Issuer is subject to the reporting requirements under the Exchange Act, the Issuer agrees to perform all duties and obligations applicable to or required of the Issuer set forth in Appendix B to the Sale and Servicing Agreement and makes the representations and warranties therein applicable to it.

Section 3.15          Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Trust Agreement, the Sale and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any Person.

Section 3.16          Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

Section 3.17          Removal of Administrator. So long as any Notes are Outstanding, the Issuer shall not remove the Administrator unless the Rating Agency Condition shall have been satisfied (other than with respect to S&P, but with satisfaction of the Rating Agency Notification with respect to S&P if S&P is rating any Outstanding Class of Notes) in connection with such removal and the Indenture Trustee receives written notice of the foregoing and consents thereto.

Section 3.18          Restricted Payments. Except with respect to the proceeds from issuance of the Notes, the Issuer shall not, directly or indirectly, (a) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (b) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (c) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions as contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement, this Indenture or the Trust Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Trust Accounts except in accordance with this Indenture and the Basic Documents.

Section 3.19          Notice of Events of Default. The Issuer shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder, and of each default on the part of the Servicer or the Seller of its obligations under the Sale and Servicing Agreement and on the part of the Seller or the Depositor of its obligations under the Receivables Purchase Agreement.

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Section 3.20          Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

ARTICLE IV.
SATISFACTION AND DISCHARGE

Section 4.01          Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.03, 3.04, 3.05, 3.08, 3.10, 3.11, 3.12, 3.13, 3.15, 3.16 and 3.18, (e) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.08 and the obligations of the Indenture Trustee under Section 4.02) and (f) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

(i)            either:

(A)           all Notes theretofore authenticated and delivered (other than (1) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.06 and (2) Notes for the payment of which money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03), have been delivered to the Indenture Trustee for cancellation; or

(B)           all Notes not theretofore delivered to the Indenture Trustee for cancellation

(1)            have become due and payable,

(2)            will become due and payable, as of, [_________], 20[__],within one year of such date or

(3)            are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer;

and the Issuer, in the case of (A) or (B) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (that will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the applicable Stated Maturity Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.01), as the case may be;

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(ii)            the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer including, but not limited to, fees, reimbursements, indemnities and expenses due to the Indenture Trustee; and

(iii)            the Issuer has delivered to the Indenture Trustee an Officer’s Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.01(a) and, subject to Section 11.02, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Section 4.02          Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Section 4.01 hereof shall be held in trust and applied by it in accordance with the provisions of the Notes and this Indenture to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein, in the Sale and Servicing Agreement or by law.

Section 4.03          Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon written demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03; and thereupon, such Paying Agent shall be released from all further liability with respect to such moneys.

Section 4.04          Release of Collateral. Subject to Section 11.01 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt by it of an Issuer Request accompanied by an Officer’s Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

ARTICLE V.
REMEDIES

Section 5.01          Events of Default. “Event of Default”, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

27	(20[__]-[ ] Indenture)

(a)            default in the payment of any interest on any Controlling Class of Note when the same becomes due and payable, and such default shall continue for a period of thirty-five (35) days;

(b)            default in the payment of the principal of or any installment of the principal of any Note on its related Stated Maturity Date;

(c)            default in the observance or performance of any representation, warranty, covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with) or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of ninety (90) days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Controlling Class of Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder;

(d)            the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the ordering of the winding-up or liquidation of the Issuer’s affairs, and such decree or order shall remain unstayed and in effect for a period of ninety (90) consecutive days; or

(e)            the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment of or taking of possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing;

provided, however, that a delay in or failure of performance referred in clauses (a), (b) and (c) above for a period of an additional [sixty (60) days] will not constitute an Event of Default if that delay or failure was caused by force majeure or other similar occurrence.

The Issuer shall promptly deliver to the Indenture Trustee written notice in the form of an Officer’s Certificate of any event that with the giving of notice and the lapse of time would become an Event of Default under clause (c), its status and what action the Issuer is taking or proposes to take with respect thereto.

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Section 5.02          Acceleration of Maturity; Rescission and Annulment.

(a)            If an Event of Default shall occur and be continuing, then and in every such case the Indenture Trustee may, and if so directed in writing by the Holders of Notes representing not less than a majority of the Outstanding Amount of the Controlling Class of Notes shall, declare all the Notes to be then immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the Outstanding Amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

(b)            If an Event of Default under this Indenture shall have occurred, the Indenture Trustee may, or if so requested in writing by Holders of Notes representing at least a majority of the Outstanding Amount of the Controlling Class of Notes, shall, declare by written notice to the Issuer all of the Notes to be immediately due and payable, and upon any such declaration, the Outstanding Amount of the Notes, together with accrued interest thereon through the date of acceleration, shall become immediately due and payable as provided in the Notes set forth in Exhibit A-1, Exhibit A-2[-A], [Exhibit A-2-B,] Exhibit A-3, Exhibit A-4, Exhibit B, Exhibit C and Exhibit D. Notwithstanding anything to the contrary in this paragraph (b), if an Event of Default specified in clauses (d) or (e) of Section 5.01 shall have occurred and be continuing the Notes shall become immediately due and payable at par, together with accrued interest thereon.

(c)            At any time after such declaration of acceleration of maturity has been made, the Holders of Notes representing a majority of the Outstanding Amount of the Controlling Class of Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

(i)            the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

(A)           all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

(B)            all sums paid by the Indenture Trustee hereunder and the reasonable compensation, indemnity, reimbursement, expenses and disbursements of the Indenture Trustee and its agents and counsel and the reasonable compensation, expenses and disbursements of the Owner Trustee and its agents and counsel; and

(ii)            all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

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Section 5.03          Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

(a)            The Issuer covenants that if (i) a default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of thirty-five (35) days or (ii) a default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of the Notes, the entire amount then due and payable on such Notes in respect of principal and interest, with interest on the overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, on overdue installments of interest at the related Interest Rate and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses and disbursements of the Indenture Trustee and its agents and counsel.

(b)            In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor on such Notes and collect in the manner provided by law out of the Trust Estate or the property of any other obligor on such Notes, wherever situated, the moneys adjudged or decreed to be payable.

(c)            If an Event of Default occurs, the Indenture Trustee may, as more particularly provided in Section 5.04, or shall, at the directions of the Holders of at least a majority of the Outstanding Amount of the Controlling Class of Notes, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee or the Indenture Trustee at the direction of the Holders of at least a majority of the Outstanding Amount of the Controlling Class of Notes shall reasonably deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d)            In case there shall be pending, relative to the Issuer or any other obligor on the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, or liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable Proceedings relative to the Issuer or other obligor on the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i)            to file and prove a claim or claims for the entire amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of reasonable out-of-pocket expenses and liabilities incurred, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

30	(20[__]-[ ] Indenture)

(ii)            unless prohibited by applicable law or regulation, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or a Person performing similar functions in any such Proceedings;

(iii)           to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

(iv)           to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any Proceedings relative to the Issuer, its creditors or its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses, reimbursements, indemnities and liabilities incurred by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

(e)            Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(f)            All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any Proceedings relative thereto, and any such Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

(g)            In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

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Section 5.04           Remedies; Priorities.

(a)            If an Event of Default shall have occurred and be continuing, the Indenture Trustee may do one or more of the following (subject to Section 5.05):

(i)            institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained and collect from the Issuer and any other obligor on such Notes moneys adjudged due;

(ii)           institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

(iii)          exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

(iv)          sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided that Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default unless:

(A)           the Event of Default is of the type described in Section 5.01(a) or (b); or

(B)           with respect to an Event of Default described in Section 5.01(c):

(1)            the Noteholders of all Outstanding Notes and the Certificateholders of all outstanding Certificates consent thereto; or

(2)            the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest on the Outstanding Notes and outstanding Certificates.

(C)            with respect to any Event of Default described in Section 5.01 (d) and (e):

(1)            the Noteholders of Notes evidencing 100% of the Outstanding Amount of the Controlling Class consent thereto; or

32	(20[__]-[ ] Indenture)

(2)            the proceeds of such sale or liquidation are sufficient to pay in full the principal of and the accrued interest on the Outstanding Notes; or

(3)            the Indenture Trustee

(x)            determines (but shall have no obligation to make such determination) that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable; and

(y)            the Indenture Trustee obtains the consent of Noteholders of Notes evidencing not less than 66 2/3% of the Outstanding Amount of the Controlling Class.

In determining such sufficiency or insufficiency with respect to clause 5.04(a)(iv)(B)(2) and 5.04(a)(iv)(C)(2) or 5.04(a)(iv)(C)(3)(x) above, Indenture Trustee may, but need not, obtain at the Issuer’s expense, and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

(b)          (i)          Notwithstanding the provisions of Section 8.02, following the occurrence and during the continuation of an Event of Default specified in Section 5.01(a), 5.01(b), 5.01(d) or 5.01(e) which has resulted in an acceleration of the Notes (or following the occurrence of any such event after an Event of Default specified in Section 5.01(c) has occurred and the Trust Estate has been liquidated), if the Indenture Trustee collects any money or property, it shall pay out such money or property (and other amounts including amounts held on deposit in the Reserve Account) held as Collateral for the benefit of the Noteholders, net of liquidation costs associated with the sale of the Trust Estate, in the following order:

FIRST:  to the Indenture Trustee, any amounts due under Section 6.08 and to the Owner Trustee, any amounts due under Article 8 of the Trust Agreement, pro rata, to the extent that such amounts were not previously paid by the Servicer or the Administrator, as applicable;

SECOND:  to the Servicer for due and unpaid Servicing Fees [(except that amounts on deposit in the [Risk Retention] Reserve Account may not be used for this purpose as long as the Servicer is HCA or an Affiliate thereof)], and Advances not previously reimbursed [(except that amounts on deposit in the [Risk Retention] Reserve Account may not be used for this purpose)];

THIRD: to the Asset Representations Reviewer, any amounts due under the Asset Representations Review Agreement that were not previously paid by the Servicer;

FOURTH:  to Class A Noteholders for amounts due and unpaid on the Class A Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes in respect of interest; provided that if there are not sufficient funds available to pay the entire amount of the accrued and unpaid interest on the Class A Notes, the amounts available shall be applied to the payment of such interest on the Class A Notes on a pro rata basis based upon the amount of interest due on each Class of Class A Notes;

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FIFTH:  to Holders of the Class A-1 Notes for amounts due and unpaid on the Class A-1 Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-1 Notes in respect of principal, until the Outstanding Amount of the Class A-1 Notes is reduced to zero;

SIXTH:  to Holders of the Class A-2[-A] Notes, [Class A-2-B Notes,] Class A-3 Notes and Class A-4 Notes for amounts due and unpaid on the Class A-2[-A] Notes, [Class A-2-B Notes,] Class A-3 Notes and Class A-4 Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-2[-A] Notes, [Class A-2-B Notes,] Class A-3 Notes and Class A-4 Notes in respect of principal, until the Outstanding Amount of the Class A-2[-A] Notes, [Class A-2-B Notes,] Class A-3 Notes and Class A-4 Notes is reduced to zero; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-2[-A] Notes, [Class A-2-B Notes,] Class A-3 Notes and Class A-4 Notes in full, the amounts available shall be applied to the payment of principal of the Class A-2[-A] Notes, [Class A-2-B Notes,] Class A-3 Notes and Class A-4 Notes on a pro rata basis;

SEVENTH:  to Holders of the Class B Notes for amounts due and unpaid on the Class B Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes in respect of interest;

EIGHTH:  to Holders of the Class B Notes for amounts due and unpaid on the Class B Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes in respect of principal, until the Outstanding Amount of the Class B Notes is reduced to zero;

NINTH:  to Holders of the Class C Notes for amounts due and unpaid on the Class C Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes in respect of interest;

TENTH:  to Holders of the Class C Notes for amounts due and unpaid on the Class C Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes in respect of principal, until the Outstanding Amount of the Class C Notes is reduced to zero;

ELEVENTH:  to Holders of the Class D Notes for amounts due and unpaid on the Class D Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class D Notes in respect of interest;

TWELFTH:  to Holders of the Class D Notes for amounts due and unpaid on the Class D Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class D Notes in respect of principal, until the Outstanding Amount of the Class D Notes is reduced to zero; and

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THIRTEENTH:  to the Certificate Distribution Account, any remaining amounts for distribution to the Certificateholders.

The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least fifteen (15) days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

(ii)            Except as otherwise provided in Section 5.04(b)(i), the Indenture Trustee shall make all payments and distributions of the Trust Estate in accordance with Section 8.02.

Section 5.05           Optional Preservation of the Receivables. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default, and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether or not to maintain possession of the Trust Estate, the Indenture Trustee may, at the expense of the Issuer and paid in the priority set forth in Section 5.05(b) of the Sale and Servicing Agreement, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

Section 5.06           Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, except pursuant to the dispute resolution provisions described in Section 7.17 of the Receivables Purchase Agreement unless:

(a)            such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

(b)            the Event of Default arises from the Servicer’s failure to remit payments when due or the Holders of not less than 25% of the Outstanding Amount of the Controlling Class of Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(c)            such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities that may be incurred in complying with such request;

(d)            the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

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(e)            no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty (60) day period by the Holders of a majority of the Outstanding Amount of the Controlling Class of Notes.

It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes pursuant to this Section, each representing less than a majority of the Outstanding Amount of the Controlling Class of Notes, the Indenture Trustee shall act at the direction of the group representing the greater percentage of the Outstanding Amount of Notes and if there is no such group then in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

Section 5.07           Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 5.08           Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 5.09           Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.10           Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or the Noteholders, as the case may be.

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Section 5.11           Control by the Controlling Class of Noteholders. The Holders of a majority of the Outstanding Amount of the Controlling Class of Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided, that:

(a)            such direction shall not be in conflict with any rule of law or with this Indenture;

(b)            subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes representing not less than 100% of the Outstanding Amount of the Controlling Class of Notes;

(c)            if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any written direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

(d)            the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

Section 5.12           Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Holders of Notes of not less than a majority of the Outstanding Amount of the Controlling Class of Notes may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

Section 5.13           Undertaking for Costs. All parties to this Indenture agree, and each Holder of a Note by such Holder’s acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes (or in the case of a right or remedy under this Indenture which is instituted by the Controlling Class, more than 10% of the Outstanding Amount of the Controlling Class) or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

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Section 5.14           Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.15           Action on Notes. The Indenture Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

Section 5.16           Performance and Enforcement of Certain Obligations.

(a)            Promptly following a request from the Indenture Trustee to do so and at the Administrator’s expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller or the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement or the Receivables Purchase Agreement, as applicable, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement or the Receivables Purchase Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of either Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement and the Receivables Purchase Agreement; provided, however, nothing herein shall in any way impose on the Indenture Trustee the duty to monitor the performance of the Seller or the Servicer of any of their liabilities, duties or obligations under any Basic Document.

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(b)            If an Event of Default has occurred, the Indenture Trustee may, and at the direction (which direction shall be in writing) of the Holders of not less than a majority of the Outstanding Amount of the Controlling Class of Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Sale and Servicing Agreement and the Receivables Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement and the Receivables Purchase Agreement, as the case may be, and any right of the Issuer to take such action shall be suspended.

ARTICLE VI.
THE INDENTURE TRUSTEE

Section 6.01          Duties of Indenture Trustee.

(a)            If an Event of Default has occurred and is continuing of which a Responsible Officer of the Indenture Trustee has actual knowledge, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

Except during the continuance of an Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge, the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee. In the absence of bad faith or negligence on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon the face value of the certificates, reports, resolutions, documents, orders, opinions or other instruments furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Indenture Trustee shall notify the Noteholders of such instrument in the event that the Indenture Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

(b)            The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i)            this paragraph does not limit the effect of paragraph (a) of this Section;

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(ii)            the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

(iii)           the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to the terms of this Indenture or any other Basic Documents.

(c)            The Indenture Trustee shall not incur any liability for not performing any act if such delay or failure was caused by forces beyond the control of the Indenture Trustee, including strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, epidemic or pandemic, interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services provided to the Indenture Trustee; it being understood that the Indenture Trustee shall use reasonable efforts which are consistent with accepted practice in the banking industry to resume performance as soon as practicable under the circumstances.

(d)            Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to this Section.

(e)            The Indenture Trustee shall not be liable for indebtedness evidenced by or arising under any of the Basic Documents, including principal of or interest on the Notes, or interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

(f)            Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

(g)           No provision of this Indenture shall require the Indenture Trustee to advance, expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(h)            Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

(i)            In no event shall the Indenture Trustee be required to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer or any other party under the Sale and Servicing Agreement.

(j)            The Indenture Trustee shall have no duty (i) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, re-filing or redepositing of any thereof, (ii) to see to any insurance, or (iii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund.

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The Indenture Trustee, or a Responsible Officer thereof, shall only be charged with actual knowledge of any default, an Event of Default or a breach of any representation or warranty by the Servicer, the Owner Trustee, the Depositor, the Seller or the Issuer under any Basic Document if a Responsible Officer actually knows of such default, Event of Default or breach or the Indenture Trustee receives written notice of such default, Event of Default or breach from the Issuer, the Servicer or Noteholders owning Notes aggregating not less than 10% of the Outstanding Amount of the Notes. Notwithstanding the foregoing, the Indenture Trustee shall not be required to take notice and in the absence of such actual notice and knowledge, the Indenture Trustee may conclusively assume that there is no such default, Event of Default or breach.

Section 6.02          Representations and Warranties of the Indenture Trustee. The Indenture Trustee represents and warrants to the Issuer as of the Closing Date as follows:

(a)            The Indenture Trustee is a [________________] duly organized and validly existing as a [_________] in good standing, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b)            The Indenture Trustee has the corporate power and authority to execute and deliver this Indenture and to carry out its terms and the execution, delivery and performance of this Indenture has been duly authorized by the Indenture Trustee by all necessary corporate action.

(c)            The Indenture Trustee has duly executed and delivered this Indenture, and this Indenture constitutes a legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee, in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally or by general equitable principles.

(d)            The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles and bylaws of the Indenture Trustee, or any indenture, agreement or other instrument to which the Indenture Trustee is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Indenture Trustee’s knowledge, any order, rule or regulation applicable to the Indenture Trustee of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties.

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(e)            There are no proceedings or investigations pending or, to the knowledge of the Indenture Trustee, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties (i) asserting the invalidity of this Indenture or any other Basic Document to which the Indenture Trustee is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or any other Basic Document to which the Indenture Trustee is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture or any other Basic Document to which the Indenture Trustee is a party.

(f)            The Indenture Trustee satisfies the eligibility criteria set forth in this Indenture.

Section 6.03           Rights of Indenture Trustee.

(a)            The Indenture Trustee may conclusively rely on the face value of any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

(b)            Before the Indenture Trustee acts or refrains from acting, it may require an Officer’s Certificate or an Opinion of Counsel from the appropriate party. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer’s Certificate or Opinion of Counsel from the appropriate party. The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture or in any Basic Document shall not be construed as a duty of the Indenture Trustee and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such discretionary act.

(c)            The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Indenture Trustee with due care.

(d)            The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers; provided, that the Indenture Trustee’s conduct does not constitute willful misconduct, negligence or bad faith.

(e)            The Indenture Trustee may consult, at the Issuer’s expense and paid in accordance with Section 4.16 of the Sale and Servicing Agreement or, to the extent not so paid, in accordance with and in the priority set forth in Section 5.05(b) of the Sale and Servicing Agreement, with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(f)            In the event that the Indenture Trustee is also acting as Paying Agent, Note Registrar, Calculation Agent or collateral agent, the rights and protections afforded to the Indenture Trustee pursuant to this Article 6 shall be afforded to such Paying Agent, Note Registrar, Calculation Agent or collateral agent.

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(g)            The Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture, other than requests, demands or directions relating to an Asset Representations Review pursuant to Section 7.05, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

(h)            The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

(i)            The Indenture Trustee shall not be required to give any bond or surety in respect of the powers granted hereunder.

Section 6.04          Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, Calculation Agent, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Section 6.12.

Section 6.05          Indenture Trustee’s Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Trust Estate or the Notes, it shall not be accountable for the Issuer’s use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture, any Basic Document or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee’s certificate of authentication.

Section 6.06          Notice of Defaults. If a Default occurs and is continuing and if it is actually known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of the Default within thirty (30) days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice to Noteholders if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

Section 6.07          Reports by Indenture Trustee to Holders. Solely from information provided by the Servicer, the Indenture Trustee shall make available to each Noteholder such information as may be required to enable such holder to prepare its U.S. federal and state income tax returns.

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Section 6.08          Compensation and Indemnity. The Issuer shall cause the Servicer to pay to the Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall cause the Servicer to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include but are not limited to the reasonable out-of-pocket compensation and expenses, disbursements and advances of the Indenture Trustee’s agents, counsel, accountants and experts. The Issuer shall cause the Servicer to indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys’ fees and expenses) incurred by it in connection with the administration of this trust and the performance of its duties hereunder or under the Sale and Servicing Agreement or under any other Basic Document or in connection with the Notes. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer or the Servicer of its obligations hereunder. The Issuer shall, or shall cause the Servicer to, defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall, or shall cause the Administrator to, pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee’s own willful misconduct, negligence or bad faith. Anything in this Agreement to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

The Issuer’s obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture or the earlier resignation or removal of the Indenture Trustee. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.01(d) or (e) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

Section 6.09          Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.09. The Indenture Trustee may resign at any time by so notifying the Issuer, the Servicer and the Administrator (and the Administrator shall notify each Rating Agency). The Holders of a majority in Outstanding Amount of the Controlling Class of Notes may remove the Indenture Trustee by notifying the Indenture Trustee if:

(a)            the Indenture Trustee fails to comply with Section 6.12;

(b)            the Indenture Trustee is adjudged a bankrupt or insolvent;

(c)            a receiver or other public officer takes charge of the Indenture Trustee or its property;

(d)            the Indenture Trustee otherwise becomes incapable of acting; or

(e)            the Indenture Trustee breaches any representation, warranty or covenant made by it under any Basic Document.

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If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The retiring Indenture Trustee shall be paid all amounts owed to it upon its resignation or removal. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee. The retiring Indenture Trustee shall not be liable for the acts or omissions of any Successor Indenture Trustee.

If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Controlling Class of Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

If the Indenture Trustee fails to comply with Section 6.12, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer’s and the Administrator’s obligations under Section 6.08 shall continue for the benefit of the retiring Indenture Trustee.

Section 6.10          Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be qualified and eligible under Section 6.12.

In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force that it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

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Section 6.11           Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

(a)            Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.12 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.09 hereof.

(b)            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)             all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii)            no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(iii)           the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c)            Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

(d)            Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

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Section 6.12          Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000.00 as set forth in its most recent published annual report of condition, and have a long term debt rating of investment grade or better by each Rating Agency or shall otherwise be acceptable to each Rating Agency. The Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

Section 6.13          [Reserved].

Section 6.14          Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

Section 6.15          Waiver of Setoffs. The Indenture Trustee hereby expressly waives any and all rights of setoff that the Indenture Trustee may otherwise at any time have under applicable law with respect to any Trust Account and agrees that amounts in the Trust Accounts shall at all times be held and applied solely in accordance with the provisions hereof and of the other Basic Documents.

ARTICLE VII.
NOTEHOLDERS’ LISTS AND REPORTS

Section 7.01          Note Registrar To Furnish Names and Address of Noteholders. The Note Registrar shall furnish or cause to be furnished to the Indenture Trustee, the Owner Trustee, the Servicer or the Administrator, within 15 days after receipt by the Note Registrar of a written request therefrom, a list of the names and addresses of the Noteholders of any Class as of the most recent Record Date. If three or more Noteholders of any Class, or one or more Holders of such Class evidencing not less than 25% of the Outstanding Amount of such Class (hereinafter referred to as “Applicants”), apply in writing to the Indenture Trustee, and such application states that the Applicants desire to communicate with other Noteholders with respect to their rights under this Indenture or under the Notes and such application is accompanied by a copy of the communication that such Applicants propose to transmit, then the Indenture Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access, during normal business hours, to the current list of Noteholders. The Indenture Trustee may elect not to afford the Applicants access to the list of Noteholders if it agrees to mail the desired communication by proxy, on behalf of and at the expense of such Applicants, to all Noteholders of such series. Every Noteholder, by receiving and holding a Note, agrees with the Indenture Trustee and the Issuer that none of the Indenture Trustee, the Owner Trustee, the Issuer, the Servicer or the Administrator shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders under this Indenture, regardless of the source from which such information was derived. If the Indenture Trustee shall cease to be the Note Registrar, then thereafter the Administrator will furnish or cause to be furnished to the Indenture Trustee not more than five days after the most recent Record Date or at such other times as the Indenture Trustee reasonably may request in writing, a list, in such form as the Indenture Trustee reasonably may require, of the names and addresses of the Holders of Notes as of such Record Date.

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Section 7.02          Preservation of Information; Communications Among Noteholders.

(a)            The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished. The Indenture Trustee shall make such list available to the Owner Trustee on written request, and to the Noteholders upon written request of three or more Noteholders or one or more Noteholders evidencing not less than 25% of the Outstanding Amount of the Notes. Upon receipt by the Indenture Trustee of any request by a Noteholder to receive a copy of the current list of Noteholders, the Indenture Trustee shall promptly notify the Administrator thereof by providing to the Administrator a copy of such request and a copy of the list of Noteholders in response thereto.

(b)            Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes. A Noteholder (if the Notes are represented by Definitive Notes) or Note Owner (if the Notes are represented by Book-Entry Notes), as applicable, that seeks to communicate with other Noteholders or Note Owners, as applicable, about the exercise of Noteholder and Note Owner rights under this Indenture or the other Basic Documents may send a request to the Depositor to include information regarding the communication in the Form 10-D to be filed by the Servicer, on behalf of the Issuer, with the Commission relating to the Collection Period in which such request was received. Each request must include (i) the name of the requesting Noteholder or Note Owner, (ii) the method by which the other Noteholders or Note Owners, as applicable, may contact the requesting Noteholder or Note Owner and (iii) in the case of a Note Owner, a certification from that Note Owner that it is a Note Owner, together with at least one form of documentation, acceptable to the Indenture Trustee, evidencing its ownership of a Note, including, but not limited to, a trade confirmation, account statement, letter from a broker or dealer or other similar document. On receipt of such a request, the Servicer will include in the Form 10-D to be filed (i) a statement that the Issuer has received a request from a Noteholder or a Note Owner, as applicable, that is interested in communicating with other Noteholders or Note Owners, as applicable, about a possible exercise of rights under this Indenture or the other Basic Documents, (ii) the name of the requesting Noteholder or Note Owner, (C) the date the request was received and (iv) a description of the date and method by which the other Noteholders or Note Owners, as applicable, may contact the requesting Noteholder or Note Owner. The Servicer will be responsible for any costs associated with including the Noteholder or Note Owner requests in the Form 10-D.

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(c)            The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

Section 7.03           Reports by Issuer.

(a)            The Issuer shall:

(i)             file with the Indenture Trustee, within 15 days after the Issuer is required (if at all) to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

(ii)            file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(iii)            supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

(b)            Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on [December 31] of each year.

Section 7.04          Reports by Indenture Trustee. If required by TIA Section 313(a), within 60 days after each [             ], beginning with [             ], 20[__], the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b). A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

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Section 7.05          Noteholder and Note Owner Demand for Asset Representations Review. If the Delinquency Percentage on any Payment Date exceeds the Delinquency Trigger for that Payment Date, the Servicer will notify the Noteholders and Note Owners of that occurrence on the Form 10-D filed for that Payment Date. On or after such Payment Date, a Noteholder (if the Notes are represented by Definitive Notes) or Note Owner (if the Notes are represented by Book-Entry Notes), which in each case provides the documentation set forth in Section 7.02(b)(iii), may make a demand on the Indenture Trustee in accordance with Section 11.03 to cause a vote of the Noteholders or Note Owners, as applicable, about whether to direct the Asset Representations Reviewer to conduct an Asset Representations Review. The Servicer will notify investors of the initiation of such a vote on the Form 10-D filed for that Payment Date. If Noteholders and Note Owners of at least 5% in the aggregate of the Outstanding Amount of the Notes demand a vote within 90 days after the filing of the Form 10-D in which the occurrence of the Delinquency Trigger being met or exceeded was reported, the Indenture Trustee will promptly request a vote of the Noteholders (through the Clearing Agency) and Note Owners. The Indenture Trustee shall set a record date for purposes of determining the identity of Noteholders or Note Owners, as applicable, entitled to vote in accordance with TIA Section 316(c) as of the date of filing of the Form 10-D that disclosed that the Delinquency Percentage met or exceeded the Delinquency Trigger. The vote will be initiated no later than 90 days after the filing of the Form 10-D reporting that the Delinquency Percentage met or exceeded the Delinquency Trigger for that Payment Date and will be completed no later than 150 days after such Form 10-D filing. The Servicer shall pay the costs, expenses and liabilities incurred by the Indenture Trustee, the Owner Trustee and the Issuer in connection with the voting process, including the costs and expenses of counsel.  The Servicer and the Administrator on behalf of the Issuer shall cooperate with the Indenture Trustee to facilitate the voting process. If the Noteholders and Note Owners of a majority of the Outstanding Amount of the Notes that are voted agree for an Asset Representations Review to be conducted, the Indenture Trustee will promptly send a Review Notice to the Asset Representations Reviewer, the Servicer and the Issuer and will direct the Asset Representations Reviewer to commence the Asset Representations Review. Following the completion of the voting process, the next Form 10-D filed by the Depositor will disclose whether or not the Noteholders and Note Owners have voted for an Asset Representations Review.

ARTICLE VIII.
ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.01           Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

Section 8.02           Trust Accounts.

(a)            On or prior to the Closing Date, the Issuer shall, or shall cause the Servicer to, establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders the Trust Accounts as provided in Section 5.01 of the Sale and Servicing Agreement.

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(b)            The Issuer shall cause the Servicer to deposit all Available Amounts with respect to the Collection Period preceding such Payment Date in the Collection Account not later than two Business Days after receipt as provided in Sections 5.02 and 5.04 of the Sale and Servicing Agreement. However, if each condition to making monthly deposits as may be required by the Sale and Servicing Agreement (including, the satisfaction of specified ratings criteria by the Servicer and the absence of any Servicer Default) is satisfied, the Servicer may retain these amounts until the Business Day immediately preceding the related Payment Date. On or before the Business Day prior to each Payment Date, all amounts required to be withdrawn from the Reserve Account [and the Yield Supplement Account] and deposited in the Collection Account pursuant to Section 5.05 of the Sale and Servicing Agreement shall be withdrawn by the Indenture Trustee from the Reserve Account [and the Yield Supplement Account] and deposited to the Collection Account as provided therein, as to which Issuer shall cause Servicer to timely provide the related instructions.

(c)            On each Payment Date, except as provided in Section 5.04(b), the Indenture Trustee (based on the information contained in the Servicer’s report delivered on or before the related Determination Date pursuant to Section 4.09 of the Sale and Servicing Agreement) shall make the withdrawals from the Collection Account and make deposits, distributions and payments, to the extent of funds on deposit in the Collection Account with respect to the Collection Period preceding such Payment Date (including funds, if any, deposited therein from the Reserve Account), (as to which Issuer shall cause Servicer to timely provide the related instructions) in accordance with and as set forth in Section[s] 5.05 [and 5.07] of the Sale and Servicing Agreement.

(d)            Prior to the acceleration of the Notes pursuant to Section 5.2 of this Indenture, on each Payment Date and the Redemption Date, the Indenture Trustee shall distribute the First Priority Principal Distribution Amount, the Second Priority Principal Distribution Amount, the Third Priority Principal Distribution Amount and the Regular Principal Distribution Amount as follows:

(i)            first, to the Noteholders of the Class A Notes, in the following order of priority:

(A)           first, to the Noteholders of the Class A-1 Notes in reduction of principal until the principal amount of the Outstanding Class A-1 Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-1 Notes in full, the amounts available shall be applied to the payment of principal of the Class A-1 Notes on a pro rata basis;

(B)           second, to the Noteholders of the Class A-2[-A] Notes [and Class A-2-B Notes, pro rata] in reduction of principal until the principal amount of the Outstanding Class A-2[-A] Notes [and Class A-2-B Notes have] [has] been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-2[-A] Notes [and Class A-2-B Notes] in full, the amounts available shall be applied to the payment of principal of the Class A-2[-A] Notes [and Class A-2-B Notes] on a pro rata basis;

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(C)            third, to the Noteholders of the Class A-3 Notes in reduction of principal until the principal amount of the Outstanding Class A-3 Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-3 Notes in full, the amounts available shall be applied to the payment of principal of the Class A-3 Notes on a pro rata basis; and

(D)            fourth, to the Noteholders of the Class A-4 Notes in reduction of principal until the principal amount of the Outstanding Class A-4 Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-4 Notes in full, the amounts available shall be applied to the payment of principal of the Class A-4 Notes on a pro rata basis;

(ii)            second, to the Noteholders of the Class B Notes in reduction of principal, until the principal amount of the Outstanding Class B Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class B Notes in full, the amounts available shall be applied to the payment of principal of the Class B Notes on a pro rata basis;

(iii)            third, to the Noteholders of the Class C Notes in reduction of principal, until the principal amount of the Outstanding Class C Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class C Notes in full, the amounts available shall be applied to the payment of principal of the Class C Notes on a pro rata basis; and

(iv)            fourth, to the Noteholders of the Class D Notes in reduction of principal, until the principal amount of the Outstanding Class D Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class D Notes in full, the amounts available shall be applied to the payment of principal of the Class D Notes on a pro rata basis.

Section 8.03          General Provisions Regarding Accounts.

(a)          The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee’s failure, in its commercial capacity as principal obligor and not as trustee, to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

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(b)            The Indenture Trustee, to the extent it is acting in the capacity of securities intermediary with respect to the Trust Accounts, represents, warrants and covenants that:

(i)            it is a “securities intermediary,” as such term is defined in Section 8-102(a)(14)(B) of the relevant UCC, that in the ordinary course of its business maintains “securities accounts” for others, as such term is used in Section 8-501 of the relevant UCC, and an “intermediary” as defined in the Hague Securities Convention;

(ii)            pursuant to Section 8-110(e)(1) of the relevant UCC for purposes of the relevant UCC and the Hague Securities Convention, the local law of the jurisdiction of the Indenture Trustee as securities intermediary is the law of the State of New York;

(iii)           the Indenture Trustee is not a “clearing corporation,” as such term is defined in Section 8-102(a)(5) of the relevant UCC; and

(iv)           the Indenture Trustee has and shall continue to have at all relevant times one or more offices (within the meaning of the Hague Securities Convention) in the United States of America which satisfies the requirements of clauses (1) and (2) of Article 4 of the Hague Securities Convention.

(c)            To the extent that there are any other agreements with the Indenture Trustee governing the Trust Accounts, the parties agree that each and every such agreement is hereby amended to provide that with respect to the Trust Accounts, the law applicable to all issues specified in Article 2(1) of the Hague Securities Convention shall be the laws of the State of New York. Further, the parties hereto agree that the law of the State of New York shall govern all issues specified in Article 2(1) of the Hague Securities Convention with respect to the Trust Accounts.

Section 8.04           Release of Trust Estate.

(a)            Subject to the payment of its fees and expenses pursuant to Section 6.08, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee’s interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

(b)            The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section 6.08 have been paid in full, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts (including any amounts remaining on deposit in the Reserve Account). The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.04(b) only upon receipt by it of an Issuer Request accompanied by an Officer’s Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.01.

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(c)            The Issuer agrees, upon request by the Servicer and representation by the Servicer that it has complied with the procedure in Section 9.01 of the Sale and Servicing Agreement, to render the Issuer Request to the Indenture Trustee in accordance with Section 4.04, and take such other actions as are required in that Section.

Section 8.05          Opinion of Counsel. The Indenture Trustee shall receive at least seven days prior written notice when requested by the Issuer to take any action pursuant to Section 8.04(b), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

ARTICLE IX.
SUPPLEMENTAL INDENTURES

Section 9.01           Supplemental Indentures Without Consent of Noteholders.

(a)            Without the consent of the Holders of any Notes but with prior written notice to the Rating Agencies (with copy to the Indenture Trustee), the Issuer and the Indenture Trustee, when authorized by an Issuer Order and provided with an Officer’s Certificate from the Issuer stating that the supplement will have no material adverse effect on any Noteholder, at any time and from time to time, may enter into one or more supplemental indentures hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

(i)            to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

(ii)            to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

(iii)           to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

(iv)           to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

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(v)            to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or with the Prospectus or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not adversely affect the interests of the Holders of the Notes;

(vi)           to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

(vii)          to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

(b)            The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture subject to the satisfaction of one of the following conditions:

(i)             the Issuer delivers an Opinion of Counsel or an Officer’s Certificate to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(ii)            the Rating Agency Condition is satisfied (other than with respect to S&P, but with satisfaction of the Rating Agency Notification with respect to S&P if S&P is rating any Outstanding Class of Notes) with respect to such action.

(c)            [Notwithstanding anything under this Section 9.01, in Section 9.02 or in any other Basic Document to the contrary, to the extent permitted by the TIA, this Indenture may be amended by the Issuer without the consent of the Indenture Trustee, the Calculation Agent, the Owner Trustee, any Noteholder or any other Person and without satisfying any other amendment provisions of this Indenture or any other Basic Document solely in connection with any SOFR Adjustment Conforming Changes or, following the determination of a Benchmark Replacement, any Benchmark Replacement Conforming Changes to be made by the Administrator; provided, that the Issuer has delivered notice of such amendment to the Rating Agencies on or prior to the date such amendment is executed; provided, further, that any such SOFR Adjustment Conforming Changes or any such Benchmark Replacement Conforming Changes shall not affect the Owner Trustee’s or Indenture Trustee’s rights, indemnities or obligations without the Owner Trustee’s or Indenture Trustee’s consent, respectively. For the avoidance of doubt, any SOFR Adjustment Conforming Changes or any Benchmark Replacement Conforming Changes in any amendment to this Indenture may be retroactive (including retroactive to the Benchmark Replacement Date) and this Indenture may be amended more than once in connection with any SOFR Adjustment Conforming Changes or any Benchmark Replacement Conforming Changes.]

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Section 9.02           Supplemental Indentures with Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies delivered by the Issuer with a copy to the Indenture Trustee and with the consent of the Holders of not less than a majority of the Outstanding Amount of the Controlling Class of the Notes, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

(a)            change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

(b)            reduce the percentage of the Outstanding Amount of the Notes or the Controlling Class, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

(c)            modify or alter (i) the provisions of the proviso as to the definition of the term “Outstanding” or (ii) the definition of Controlling Class;

(d)            reduce the percentage of the Outstanding Amount of the Notes or the Controlling Class of Notes, as applicable, required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

(e)            modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

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(f)            modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

(g)            permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.03          Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise. The Administrator shall provide a fully executed copy of any supplemental indentures to this Indenture to each Rating Agency.

Section 9.04          Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 9.05          Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

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Section 9.06          Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

ARTICLE X.
REDEMPTION OF NOTES

Section 10.01          Redemption. The Notes are subject to redemption in whole, but not in part, at the direction of the Servicer pursuant to Section 9.01 of the Sale and Servicing Agreement, on any Payment Date on which the Servicer exercises the Optional Purchase. The Notes shall be deemed to be due and payable on the date of the Optional Purchase for a purchase price equal to the Redemption Price (including any amounts transferred from the Reserve Account to the Collection Account pursuant to Section 5.06(e) of the Sale and Servicing Agreement upon the exercise of the Optional Purchase); provided, that the Issuer has available funds sufficient to pay the Redemption Price. The Servicer or the Issuer shall furnish the Rating Agencies and the Indenture Trustee notice of such redemption. If the Notes are to be redeemed pursuant to this Section 10.01, the Servicer shall furnish notice of such election to the Indenture Trustee not later than 10 days prior to the Redemption Date and shall deposit no later than the Business Day prior to the Redemption Date with the Indenture Trustee in the Collection Account (i) the Redemption Price of the Notes to be redeemed, less (ii) any amounts transferred from the Reserve Account to the Collection Account pursuant to Section 5.06(e) of the Sale and Servicing Agreement upon the exercise of the Optional Purchase.

Section 10.02          Form of Redemption Notice. Notice of redemption under Section 10.01 shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by Electronic Transmission or transmitted not later than 10 days prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder’s address appearing in the Note Register.

All notices of redemption shall state:

(a)            the Redemption Date;

(b)            the Redemption Price;

(c)            the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02); and

(d)            that interest on the Notes shall cease to accrue on the Redemption Date.

Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

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Section 10.03          Notes Payable on Redemption Date. The Notes or portions thereof to be redeemed shall, following notice of redemption as required by Section 10.02 (in the case of redemption pursuant to Section 10.01), on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

ARTICLE XI.
MISCELLANEOUS

Section 11.01          Compliance Certificates and Opinions, etc.

(a)            Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(i)            a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii)            a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(iii)            a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(iv)            a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

(b)          (i)          Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

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(ii)            Whenever the Issuer is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer’s Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

(iii)            Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

(iv)            Other than with respect to the release of any Purchased Receivable, the Issuer is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below, or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer’s Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

(v)            Notwithstanding Section 4.04 or any other provision of this Section, the Issuer may, without compliance with the requirements of the other provisions of this Section, (A) collect, liquidate, sell or otherwise dispose of Receivables and Financed Vehicles as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents.

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Section 11.02          Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer’s certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

Section 11.03          Acts of Noteholders.

(a)            Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

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(b)            The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c)            The ownership of Notes shall be proved by the Note Register.

(d)            Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 11.04          Notices, etc., to Indenture Trustee, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and, if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

(a)            the Indenture Trustee by any Noteholder or by the Issuer, shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office; or

(b)            the Issuer by the Indenture Trustee or by any Noteholder, shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Hyundai Auto Receivables Trust 20[__]-[_], in care of [                                       ], as Owner Trustee, [                                                       ], Attention: [                               ], or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

Notices required to be given to the Rating Agencies shall be in writing, personally delivered, electronically delivered or mailed by certified mail, return receipt requested, to (i) in the case of [Fitch, to Fitch Ratings, Inc., 300 W. 57th Street, New York, NY 10019] and (ii) in the case of [S&P, via electronic delivery to Servicer_reports@sandp.com or at the following address: S&P Global Ratings, 55 Water Street, New York, New York 10041, Attention of Asset Backed Surveillance Department]; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

Section 11.05          Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Holder’s address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

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Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

Section 11.06          Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices, provided that the Issuer agrees to pay any additional expenses incurred as a result of such alternative payment or notice provision. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements. The Indenture Trustee shall provide a copy of any request made pursuant to this Section 11.06 to the Owner Trustee.

Section 11.07          Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 11.08          Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

Section 11.09          Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 11.10          Benefits of Indenture. The Owner Trustee is an express third party beneficiary of this Indenture. Except as provided in this Section, nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

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Section 11.11          Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

Section 11.12          GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.13          Counterparts; Electronic Signatures and Transmission.

(a)            This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Indenture by Electronic Transmission shall be effective as delivery of a manually executed counterpart of this Indenture.

(b)            For purposes of this Indenture, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. The Indenture Trustee and the Issuer are authorized to accept written instructions, directions, reports, notices or other communications signed manually, by way of facsimiled signatures, or delivered by Electronic Transmission. In the absence of bad faith or negligence on its part, each of the Indenture Trustee and the Issuer may conclusively rely on the fact that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission and, in the absence of bad faith or negligence, shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Indenture Trustee or the Issuer, including, without limitation, the risk of either the Indenture Trustee or Issuer acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties.

(c)            The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Indenture and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding anything to the contrary in this Indenture, documentation with respect to a transfer of securities presented to the Issuer, the Indenture Trustee or any transfer agent must be in the form of original documents with manually executed signatures.

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(d)            Notwithstanding anything to the contrary in this Indenture, any and all communications (both text and attachments) by or from the Indenture Trustee that the Indenture Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission may be required to complete a one-time registration process.

Section 11.14          Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at the expense of the Servicer accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

Section 11.15          Trust Obligation. (a) No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer, including the Seller, or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity). For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

(b)            In furtherance of and not in derogation of the foregoing, to the extent the Depositor enters into other securitization transactions, each Noteholder, by accepting a Note, acknowledges and agrees that it shall have no right, title or interest in or to Other Assets. To the extent that, notwithstanding the agreements and provisions contained herein, a Noteholder either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through the Depositor or any other Person owned by the Depositor, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through the Depositor or any other Person owned by the Depositor, then each Noteholder, by accepting a Note, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Depositor which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Depositor or any other Person owned by the Depositor), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Noteholder, by acceptance of a Note, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance. The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Indenture.

65	(20[__]-[ ] Indenture)

Section 11.16          No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note or a beneficial interest in a Note, hereby covenant and agree that they will not at any time institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor, of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

Section 11.17          Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer’s normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer’s affairs, finances and accounts with the Issuer’s officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested; provided, however, that the Indenture Trustee may only cause the books of the Issuer to be audited on an annual basis, unless there occurs an Event of Default hereunder. The Indenture Trustee shall, and shall cause its representatives to, hold in confidence all such information except to the extent such information is publicly available or such disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine with the advice of counsel and after consultation with the Issuer that such disclosure is consistent with its obligations hereunder.

Section 11.18          Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

Section 11.19          Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by [                                       ], not individually or personally but solely as Owner Trustee of Hyundai Auto Receivables Trust 20[__]-[_], in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by [                                       ] but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on [                                       ] individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) [                                       ] has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Indenture and (e) under no circumstances shall [                                       ] be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related documents.

66	(20[__]-[ ] Indenture)

Section 11.20          Representations and Warranties. The Issuer hereby represents and warrants to the Indenture Trustee as follows on the Closing Date:

(a)            The Issuer is a statutory trust duly formed, validly existing and in good standing under the laws of the state of its organization.

(b)            The Issuer has the power and authority to execute, deliver and perform its obligations under this Indenture; and the execution, delivery and performance of this Indenture been duly authorized by the Issuer.

(c)            This Indenture constitutes the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity whether applied in a proceeding in equity or at law.

(d)            The consummation of the transactions contemplated by this Indenture and the fulfillment of its terms do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the organizational documents of the Issuer, or any indenture, agreement or other instrument to which the Issuer is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Indenture), or violate any law or, to the best of the Issuer’s knowledge, any order, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or its properties. There shall be no breach of the representations and warranties in this paragraph resulting from any of the foregoing breaches, violations, Liens or other matters which, individually or in the aggregate, would not materially and adversely affect the Issuer’s ability to perform its obligations under this Indenture.

(e)            There are no proceedings or investigations pending or, to the Issuer’s knowledge, threatened in writing against the Issuer before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or its properties (i) asserting the invalidity of this Indenture, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of, this Indenture.

67	(20[__]-[ ] Indenture)

(f)            The Issuer is not an investment company or “controlled by an investment company” within the meaning of the Investment Company Act of 1940.

Section 11.21          Perfection Representations and Warranties. If the transfer of the Collateral under this Indenture is determined to be a pledge relating to a financing or is determined not to be an absolute sale and assignment, the Issuer makes the following representations and warranties on which the Indenture Trustee is relying. The representations and warranties are made as of the Closing Date, but shall survive the pledge of the Collateral to the Indenture Trustee pursuant to this Indenture:

(a)            This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other Liens other than permitted liens and any Lien that will be released prior to the pledge hereof, and is enforceable as such against creditors of and purchasers from the Issuer.

(b)            Each Receivable constitutes either “tangible chattel paper” or “electronic chattel paper” within the meaning of the UCC as in effect in the state of origination.

(c)            Immediately upon the transfer thereof from the Depositor to the Issuer pursuant to the Sale and Servicing Agreement, the Issuer shall have good and marketable title to each Receivable, free and clear of any Lien of any Person.

(d)            Each Trust Account constitutes either a “deposit account” or a “securities account” within the meaning of the UCC.

(e)            The Issuer has caused, or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filling office in the appropriate jurisdiction under the applicable UCC in order to perfect the security interest in the Collateral granted to the Indenture Trustee under this Indenture.

(f)            Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral describing the Receivables other than any financing statement relating to the security interest granted to the Indenture Trustee under this Indenture. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

(g)            The Contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee, except for such marks or notations indicating that they have been pledged, assigned or otherwise conveyed (i) to the Depositor or the Issuer in accordance with the Basic Documents or (ii) to HCA in accordance with Dealer Agreements. All financing statements filed or to be filed against the Issuer in favor of the Indenture Trustee in connection with this Indenture describing the Receivables contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement, except as provided in the Indenture, will violate the rights of the Indenture Trustee.”

68	(20[__]-[ ] Indenture)

Notwithstanding anything herein to the contrary, the representations and warranties set forth in this Section 11.21 shall remain in full force and effect until such time as all Obligations hereunder have been finally paid and performed and this Indenture shall be discharged.

Section 11.22          Communications with Rating Agencies. If the Indenture Trustee shall receive any written or oral communication from any Rating Agency (or any of their respective officers, directors or employees) with respect to the transactions contemplated hereby or under the Basic Documents or in any way relating to the Notes, the Indenture Trustee agrees to refrain from communicating with such Rating Agency and to promptly (and, in any event, within one Business Day) notify the Administrator of such communication.  The Indenture Trustee agrees to act at the direction of the Administrator with respect to any communication to a Rating Agency and further agrees that in no event shall the Indenture Trustee engage in any oral communication with respect to the transactions contemplated hereby or under the Basic Documents or in any way relating to the Notes with any Rating Agency (or any of their respective officers, directors or employees) without the participation of the Administrator.

69	(20[__]-[ ] Indenture)

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_]

By:	[ ], not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Name:
Title:

S-1	(20[__]-[ ] Indenture)

[ ], not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

S-2	(20[__]-[ ] Indenture)

Agreed to with respect to Sections 7.02(b) and 7.05:

HYUNDAI CAPITAL AMERICA, as Servicer

By:
Name:
Title:

S-3	(20[__]-[ ] Indenture)

STATE OF [ ]	)
) ss.:
COUNTY OF [ ]	)

BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared [                         ], a [                         ] of [                                       ], not in its individual capacity but solely as Owner Trustee of Hyundai Auto Receivables Trust 20[__]-[_], a Delaware statutory trust (the “Trust”), known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Trust, and that he/she executed the same as the act of said statutory trust for the purpose and consideration therein expressed, and in the capacities therein stated.

GIVEN UNDER MY HAND AND
SEAL OF OFFICE, this day ____ of [             ] [    ].

Notary Public – State of [ ]

My commission expires:________________________

S-4	(20[__]-[ ] Indenture)

STATE OF ___________________	)
) ss.:
COUNTY OF _________________	)

BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared                                              , known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of Citibank, N.A., a national banking association, and that he/she executed the same as the act of said national banking association for the purpose and consideration therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE,
this ________ day of [             ] [    ].

Notary Public – State of ________________

My commission expires:________________________

S-5	(20[__]-[ ] Indenture)

SCHEDULE A

Schedule of Receivables

[To be Delivered to the Trust at Closing]

(20[__]-[ ] Indenture)

EXHIBIT A-1

[FORM OF CLASS A-1 NOTE]

[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE (AND IF THE PURCHASER OR TRANSFEREE IS A PLAN (AS DEFINED BELOW), ITS FIDUCIARY) IS DEEMED TO (A) REPRESENT AND WARRANT THAT EITHER (I) SUCH PURCHASER OR TRANSFEREE IS NOT ACQUIRING AND WILL NOT HOLD THIS NOTE (OR INTEREST HEREIN) WITH THE ASSETS OF A PLAN THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “BENEFIT PLAN INVESTOR”), OR A PLAN THAT IS SUBJECT TO A LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) THE ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE (OR INTEREST HEREIN) WILL NOT, IN THE CASE OF A BENEFIT PLAN INVESTOR, GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A PLAN THAT IS SUBJECT TO SIMILAR LAW, RESULT IN A VIOLATION OF ANY SIMILAR LAW AND (B) ACKNOWLEDGE AND AGREE THAT BENEFIT PLAN INVESTORS AND PLANS THAT ARE SUBJECT TO SIMILAR LAW MAY NOT ACQUIRE THIS NOTE (OR ANY INTEREST HEREIN) ANY TIME THAT SUCH NOTE DOES NOT HAVE AN INVESTMENT GRADE RATING FROM AT LEAST ONE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION. FOR PURPOSES OF THE FOREGOING, “PLAN” MEANS AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF ERISA WHETHER OR NOT SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DEFINED IN SECTION 4975 OF THE CODE, OR ANY ENTITY OR ACCOUNT DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

A-1-1	(20[__]-[ ] Indenture)

[For Restricted Notes: THIS NOTE OR ANY INTEREST HEREIN HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS, PURSUANT TO AN EXEMPTION THEREFROM (INCLUDING TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER) OR IN A TRANSACTION NOT SUBJECT THERETO. FOR THE AVOIDANCE OF DOUBT, THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO THE DEPOSITOR OR ANY OF ITS AFFILIATES.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED TO PROVIDE TO THE INDENTURE TRUSTEE, THE NOTE REGISTRAR AND THE DEPOSITOR A LETTER IN THE FORM OF ANNEX A TO THE INDENTURE CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS, INCLUDING THAT NO TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE PERMITTED IF SUCH TRANSFER WOULD CAUSE THE NUMBER OF DIRECT OR INDIRECT HOLDERS OF AN INTEREST IN THE RESTRICTED NOTES AND CERTIFICATES ISSUED UNDER THE TRUST AGREEMENT (AS DEFINED IN THE INDENTURE) TO EXCEED A NUMBER EQUAL TO 95 PERSONS UNLESS A DEBT-FOR-TAX OPINION HAS BEEN DELIVERED. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED TO PROVIDE TO THE INDENTURE TRUSTEE AND THE DEPOSITOR A CERTIFICATION OF NON-FOREIGN STATUS, IN SUCH FORM AS MAY BE ACCEPTABLE TO THE DEPOSITOR, SIGNED UNDER PENALTIES OF PERJURY OR OTHER INFORMATION OR DOCUMENTATION REQUESTED BY THE DEPOSITOR TO DETERMINE, IN ITS SOLE DISCRETION, THAT PAYMENTS ON THE NOTES WILL NOT BE SUBJECT TO WITHHOLDING UNDER U.S. TAX LAW.]

A-1-2	(20[__]-[ ] Indenture)

REGISTERED	$__________(1)
No. R-_____	CUSIP NO. ___________

HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_]

[     ]% ASSET BACKED NOTE, CLASS A-1

HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_], a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ___________________________________ DOLLARS, payable on each Payment Date in an amount equal to the aggregate amount, if any, in respect of principal of the Class A-1 Notes pursuant to Section 3.01 of the Indenture dated as of [            ], 20[__] (the “Indenture”), between the Issuer and [                          ], a [                                      ], as Indenture Trustee (the “Indenture Trustee”); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of [             ], 20[__] (the “Class A-1 Maturity Date”) and the Redemption Date, if any, pursuant to Article X of the Indenture. Capitalized terms used but not defined herein are defined in Appendix A to the Sale and Servicing Agreement, which also contains rules as to construction that shall be applicable herein.

The Issuer will pay interest on this Note at the rate per annum set forth above, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the last sentence of Section 3.01 of the Indenture. Interest on this Note will accrue for each Payment Date on the basis of a 360-day year and the actual number of days from the previous Payment Date (or, in the case of the first Payment Date, from the Closing Date) to but excluding the next Payment Date. Such principal of and interest on this Note shall be paid in the manner specified herein.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its [     ]% Asset Backed Notes, Class A-1 (herein called the “Class A-1 Notes”), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-1 Notes are subject to all terms of the Indenture.

1        Denominations of $1,000 and integral multiples of $1,000 in excess thereof (except for one such Note which may be issued in a denomination other than an integral multiple of $1,000).

A-1-3	(20[__]-[ ] Indenture)

The Class A-1 Notes are and will be secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-1 Notes are senior in right of payment to the Class A-2[-A] Notes, [the Class A-2-B Notes,] the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes, to the extent provided in the Indenture.

Principal of the Class A-1 Notes will be payable on each Payment Date in an amount described on the face hereof. “Payment Date” means the [     ] day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing [              ], 20[__].

As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-1 Maturity Date and the Redemption Date, if any, pursuant to Article X of the Indenture. Notwithstanding the foregoing, if an Event of Default occurs, the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Controlling Class of Notes may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Class A-1 Noteholders entitled thereto.

Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payment shall be made to the Person entitled thereto as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or by Electronic Transmission prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in [________________].

The Issuer shall pay interest on overdue installments of interest at the Class A-1 Rate to the extent lawful.

A-1-4	(20[__]-[ ] Indenture)

As provided in the Indenture and subject to the limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange subject to certain exceptions set forth in the Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer, including the Seller or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

A-1-5	(20[__]-[ ] Indenture)

The Issuer has entered into the Indenture and this Note is issued with the intention that, for purposes of U.S. federal and state income tax, franchise tax and any other tax measured in whole or in part by income, the Notes (other than Notes, if any, retained by the Issuer or a Person considered to be the same person as the Issuer for U.S. federal income tax purposes) will be characterized as indebtedness secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes (other than Notes, if any, retained by the Issuer or a Person considered to be the same person as the Issuer for U.S. federal income tax purposes) for such purposes as indebtedness.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of the Controlling Class of Notes representing a majority of the Outstanding Amount of such Controlling Class of Notes at the time Outstanding. The Indenture also contains provisions permitting Holders of Notes representing specified percentages of the Outstanding Amount of the Controlling Class of Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

A-1-6	(20[__]-[ ] Indenture)

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of [                                       ] in its individual capacity, [                          ] in its individual capacity, any owner of a beneficial interest in the Issuer, the Seller, the Servicer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

A-1-7	(20[__]-[ ] Indenture)

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: ___________________	HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_]

	By:	[ ], not in its individual capacity but solely as Owner Trustee under the Trust Agreement

Authorized Signatory

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: ___________________	[ ], not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

A-1-8	(20[__]-[ ] Indenture)

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: ___________________ FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

________________________________________________________________________________________________________________

          (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________          */

Signature Guaranteed:

_____________________

*/          NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-1-9	(20[__]-[ ] Indenture)

EXHIBIT A-2[-A]

[FORM OF CLASS A-2[-A] NOTE]

[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE (AND IF THE PURCHASER OR TRANSFEREE IS A PLAN (AS DEFINED BELOW), ITS FIDUCIARY) IS DEEMED TO (A) REPRESENT AND WARRANT THAT EITHER (I) SUCH PURCHASER OR TRANSFEREE IS NOT ACQUIRING AND WILL NOT HOLD THIS NOTE (OR INTEREST HEREIN) WITH THE ASSETS OF A PLAN THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “BENEFIT PLAN INVESTOR”), OR A PLAN THAT IS SUBJECT TO A LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) THE ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE (OR INTEREST HEREIN) WILL NOT, IN THE CASE OF A BENEFIT PLAN INVESTOR, GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A PLAN THAT IS SUBJECT TO SIMILAR LAW, RESULT IN A VIOLATION OF ANY SIMILAR LAW AND (B) ACKNOWLEDGE AND AGREE THAT BENEFIT PLAN INVESTORS AND PLANS THAT ARE SUBJECT TO SIMILAR LAW MAY NOT ACQUIRE THIS NOTE (OR ANY INTEREST HEREIN) ANY TIME THAT SUCH NOTE DOES NOT HAVE AN INVESTMENT GRADE RATING FROM AT LEAST ONE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION. FOR PURPOSES OF THE FOREGOING, “PLAN” MEANS AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF ERISA WHETHER OR NOT SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DEFINED IN SECTION 4975 OF THE CODE, OR ANY ENTITY OR ACCOUNT DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

A-2[-A]-1	(20[__]-[ ] Indenture)

[For Restricted Notes: THIS NOTE OR ANY INTEREST HEREIN HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS, PURSUANT TO AN EXEMPTION THEREFROM (INCLUDING TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER) OR IN A TRANSACTION NOT SUBJECT THERETO. FOR THE AVOIDANCE OF DOUBT, THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO THE DEPOSITOR OR ANY OF ITS AFFILIATES.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED TO PROVIDE TO THE INDENTURE TRUSTEE, THE NOTE REGISTRAR AND THE DEPOSITOR A LETTER IN THE FORM OF ANNEX A TO THE INDENTURE CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS, INCLUDING THAT NO TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE PERMITTED IF SUCH TRANSFER WOULD CAUSE THE NUMBER OF DIRECT OR INDIRECT HOLDERS OF AN INTEREST IN THE RESTRICTED NOTES AND CERTIFICATES ISSUED UNDER THE TRUST AGREEMENT (AS DEFINED IN THE INDENTURE) TO EXCEED A NUMBER EQUAL TO 95 PERSONS UNLESS A DEBT-FOR-TAX OPINION HAS BEEN DELIVERED. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED TO PROVIDE TO THE INDENTURE TRUSTEE AND THE DEPOSITOR A CERTIFICATION OF NON-FOREIGN STATUS, IN SUCH FORM AS MAY BE ACCEPTABLE TO THE DEPOSITOR, SIGNED UNDER PENALTIES OF PERJURY OR OTHER INFORMATION OR DOCUMENTATION REQUESTED BY THE DEPOSITOR TO DETERMINE, IN ITS SOLE DISCRETION, THAT PAYMENTS ON THE NOTES WILL NOT BE SUBJECT TO WITHHOLDING UNDER U.S. TAX LAW.]

A-2[-A]-2	(20[__]-[ ] Indenture)

REGISTERED	$__________(2)
No. R-________	CUSIP NO. ___________

HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_]

[     ]% ASSET BACKED NOTE, CLASS A-2[-A]

HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_], a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ______________________________ DOLLARS, payable on each Payment Date in an amount equal to the aggregate amount, if any, in respect of principal of the Class A-2[-A] Notes pursuant to Section 3.01 of the Indenture dated as of [            ], 20[__] (the “Indenture”), between the Issuer and [                          ], a [                                      ], as Indenture Trustee (the “Indenture Trustee”); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of [             ], 20[  ] (the “Class A-2[-A] Maturity Date”) and the Redemption Date, if any, pursuant to Article X of the Indenture. Capitalized terms used but not defined herein are defined in Appendix A to the Sale and Servicing Agreement, which also contains rules as to construction that shall be applicable herein.

The Issuer will pay interest on this Note at the rate per annum set forth above, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the last sentence of Section 3.01 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the [     ] day of the month preceding the month of such Payment Date (or, in the case of the first Payment Date, from the Closing Date) to but excluding the [     ] day of the month of such Payment Date. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified herein.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its [     ]% Asset Backed Notes, Class A-2[-A] (herein called the “Class A-2[-A] Notes”), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-2[-A] Notes are subject to all terms of the Indenture.

2       Denominations of $1,000 and integral multiples of $1,000 in excess thereof (except for one such Note which may be issued in a denomination other than an integral multiple of $1,000).

A-2[-A]-3	(20[__]-[ ] Indenture)

The Class A-2[-A] Notes are and will be secured by the collateral pledged as security therefor as provided in the Indenture. [The Class A-2[-A] Notes will receive payments pro rata with the Class A-2-B Notes to the extent provided in the Indenture.] The Class A-2[-A] Notes [and the Class A-2-B Notes] are subordinated in right of payment to the Class A-1 Notes and are senior in right of payment to the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes, to the extent provided in the Indenture.

Principal of the Class A-2[-A] Notes will be payable on each Payment Date in an amount described on the face hereof. “Payment Date” means the [     ] day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing [          ], 20[__].

As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-2[-A] Maturity Date and the Redemption Date, if any, pursuant to Article X of the Indenture. Notwithstanding the foregoing, if an Event of Default occurs, the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Controlling Class of Notes may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. [All principal payments on the Class A-2[-A] Notes shall be made pro rata to the Class A-2[-A] Noteholders [and the Class A-2-B Noteholders] entitled thereto.]

Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments shall be made to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or by Electronic Transmission prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in [_______________].

The Issuer shall pay interest on overdue installments of interest at the Class A-2[-A] Rate to the extent lawful.

A-2[-A]-4	(20[__]-[ ] Indenture)

As provided in the Indenture and subject to the limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange subject to certain exceptions set forth in the Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer, including the Seller or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Seller, the Servicer, Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

A-2[-A]-5	(20[__]-[ ] Indenture)

The Issuer has entered into the Indenture and this Note is issued with the intention that, for purposes of U.S. federal and state income tax, franchise tax and any other tax measured in whole or in part by income, the Notes (other than Notes, if any, retained by the Issuer or a Person considered to be the same person as the Issuer for U.S. federal income tax purposes) will be characterized as indebtedness secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes (other than Notes, if any, retained by the Issuer or a Person considered to be the same person as the Issuer for U.S. federal income tax purposes) for such purposes as indebtedness.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of the Controlling Class of Notes representing a majority of the Outstanding Amount of such Controlling Class of Notes at the time Outstanding. The Indenture also contains provisions permitting Holders of Notes representing specified percentages of the Outstanding Amount of the Controlling Class of Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

A-2[-A]-6	(20[__]-[ ] Indenture)

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of [                                       ] in its individual capacity, [                          ] in its individual capacity, any owner of a beneficial interest in the Issuer, the Seller, the Servicer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

A-2[-A]-7	(20[__]-[ ] Indenture)

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: ___________________	HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_]

	By:	[ ], not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Authorized Signatory

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: ___________________	[ ], not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

A-2[-A]-8	(20[__]-[ ] Indenture)

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: __________________ FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

__________________________________________________________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________          */

Signature Guaranteed:

_____________________________

*/          NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-2[-A]-9	(20[__]-[ ] Indenture)

[EXHIBIT A-2-B]

[FORM OF CLASS A-2-B NOTE]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE (AND IF THE PURCHASER OR TRANSFEREE IS A PLAN (AS DEFINED BELOW), ITS FIDUCIARY) IS DEEMED TO (A) REPRESENT AND WARRANT THAT EITHER (I) SUCH PURCHASER OR TRANSFEREE IS NOT ACQUIRING AND WILL NOT HOLD THIS NOTE (OR INTEREST HEREIN) WITH THE ASSETS OF A PLAN THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “BENEFIT PLAN INVESTOR”), OR A PLAN THAT IS SUBJECT TO A LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) THE ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE (OR INTEREST HEREIN) WILL NOT, IN THE CASE OF A BENEFIT PLAN INVESTOR, GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A PLAN THAT IS SUBJECT TO SIMILAR LAW, RESULT IN A VIOLATION OF ANY SIMILAR LAW AND (B) ACKNOWLEDGE AND AGREE THAT BENEFIT PLAN INVESTORS AND PLANS THAT ARE SUBJECT TO SIMILAR LAW MAY NOT ACQUIRE THIS NOTE (OR ANY INTEREST HEREIN) ANY TIME THAT SUCH NOTE DOES NOT HAVE AN INVESTMENT GRADE RATING FROM AT LEAST ONE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION. FOR PURPOSES OF THE FOREGOING, “PLAN” MEANS AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF ERISA WHETHER OR NOT SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DEFINED IN SECTION 4975 OF THE CODE, OR ANY ENTITY OR ACCOUNT DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

A-2-B-1	(20[__]-[ ] Indenture)

[For Restricted Notes: THIS NOTE OR ANY INTEREST HEREIN HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS, PURSUANT TO AN EXEMPTION THEREFROM (INCLUDING TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER) OR IN A TRANSACTION NOT SUBJECT THERETO. FOR THE AVOIDANCE OF DOUBT, THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO THE DEPOSITOR OR ANY OF ITS AFFILIATES.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED TO PROVIDE TO THE INDENTURE TRUSTEE, THE NOTE REGISTRAR AND THE DEPOSITOR A LETTER IN THE FORM OF ANNEX A TO THE INDENTURE CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS, INCLUDING THAT NO TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE PERMITTED IF SUCH TRANSFER WOULD CAUSE THE NUMBER OF DIRECT OR INDIRECT HOLDERS OF AN INTEREST IN THE RESTRICTED NOTES AND CERTIFICATES ISSUED UNDER THE TRUST AGREEMENT (AS DEFINED IN THE INDENTURE) TO EXCEED A NUMBER EQUAL TO 95 PERSONS UNLESS A DEBT-FOR-TAX OPINION HAS BEEN DELIVERED. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED TO PROVIDE TO THE INDENTURE TRUSTEE AND THE DEPOSITOR A CERTIFICATION OF NON-FOREIGN STATUS, IN SUCH FORM AS MAY BE ACCEPTABLE TO THE DEPOSITOR, SIGNED UNDER PENALTIES OF PERJURY OR OTHER INFORMATION OR DOCUMENTATION REQUESTED BY THE DEPOSITOR TO DETERMINE, IN ITS SOLE DISCRETION, THAT PAYMENTS ON THE NOTES WILL NOT BE SUBJECT TO WITHHOLDING UNDER U.S. TAX LAW.]

A-2-B-2	(20[__]-[ ] Indenture)

REGISTERED	$__________(3)
No. R-_____	CUSIP NO. ___________

HYUNDAI AUTO RECEIVABLES TRUST 20[ ]-[ ]

[SOFR Rate][Other Benchmark Rate] + [___]% ASSET BACKED NOTE, CLASS A-2-B

HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_], a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of __________________________________ DOLLARS, payable on each Payment Date in an amount equal to the aggregate amount, if any, in respect of principal of the Class A-2-B Notes pursuant to Section 3.01 of the Indenture dated as of [________], 20[__] (the “Indenture”), between the Issuer and [_________], a [___________], as Indenture Trustee (the “Indenture Trustee”); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of [_________], 20[__] (the “Class A-2-B Maturity Date”) and the Redemption Date, if any, pursuant to Article X of the Indenture. Capitalized terms used but not defined herein are defined in Appendix A to the Sale and Servicing Agreement, which also contains rules as to construction that shall be applicable herein.

The Issuer will pay interest on this Note at the rate per annum set forth above, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the last sentence of Section 3.01 of the Indenture. Interest on this Note will accrue for each Payment Date on the basis of a 360-day year and the actual number of days from the previous Payment Date (or, in the case of the first Payment Date, from the Closing Date) to but excluding the next Payment Date. Such principal of and interest on this Note shall be paid in the manner specified herein.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its [SOFR Rate][Other Benchmark Rate] + [___]% Asset Backed Notes, Class A-2-B (herein called the “Class A-2-B Notes”), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-2-B Notes are subject to all terms of the Indenture.

3       Denominations of $1,000 and integral multiples of $1,000 in excess thereof (except for one such Note which may be issued in a denomination other than an integral multiple of $1,000).

A-2-B-3	(20[__]-[ ] Indenture)

The Class A-2-B Notes are and will be secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-2-B Notes will receive payments pro rata with the Class A-2-A Notes to the extent provided in the Indenture. The Class A-2-B Notes and the Class A-2-A Notes are subordinated in right of payment to the Class A-1 Notes and are senior in right of payment to the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes, to the extent provided in the Indenture.

Principal of the Class A-2-B Notes will be payable on each Payment Date in an amount described on the face hereof. “Payment Date” means the [__] day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing [_________], 20[__].

As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-2-B Maturity Date and the Redemption Date, if any, pursuant to Article X of the Indenture. Notwithstanding the foregoing, if an Event of Default occurs, the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Controlling Class of Notes may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-2-B Notes shall be made pro rata to the Class A-2-B Noteholders and the Class A-2-A Noteholders entitled thereto.

Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments shall be made to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or by Electronic Transmission prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in [___________________].

A-2-B-4	(20[__]-[ ] Indenture)

The Issuer shall pay interest on overdue installments of interest at the Class A-2-B Rate to the extent lawful.

As provided in the Indenture and subject to the limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange subject to certain exceptions set forth in the Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer, including the Seller or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Seller, the Servicer, Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

A-2-B-5	(20[__]-[ ] Indenture)

The Issuer has entered into the Indenture and this Note is issued with the intention that, for purposes of U.S. federal and state income tax, franchise tax and any other tax measured in whole or in part by income, the Notes (other than Notes, if any, retained by the Issuer or a Person considered to be the same person as the Issuer for U.S. federal income tax purposes) will be characterized as indebtedness secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes (other than Notes, if any, retained by the Issuer or a Person considered to be the same person as the Issuer for U.S. federal income tax purposes) for such purposes as indebtedness.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of the Controlling Class of Notes representing a majority of the Outstanding Amount of such Controlling Class of Notes at the time Outstanding. The Indenture also contains provisions permitting Holders of Notes representing specified percentages of the Outstanding Amount of the Controlling Class of Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

A-2-B-6	(20[__]-[ ] Indenture)

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of [_________________] in its individual capacity, [_________________] in its individual capacity, any owner of a beneficial interest in the Issuer, the Seller, the Servicer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

A-2-B-7	(20[__]-[ ] Indenture)

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: ___________________	HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[__]

	By:	[_________________], not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Authorized Signatory

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: ___________________	[_________________],
not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

A-2-B-8	(20[__]-[ ] Indenture)

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: __________________ FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

___________________________________________________________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________          */

Signature Guaranteed:

_____________________________

*/          NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-2-B-9	(20[__]-[ ] Indenture)

EXHIBIT A-3

[FORM OF CLASS A-3 NOTE]

[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE (AND IF THE PURCHASER OR TRANSFEREE IS A PLAN (AS DEFINED BELOW), ITS FIDUCIARY) IS DEEMED TO (A) REPRESENT AND WARRANT THAT EITHER (I) SUCH PURCHASER OR TRANSFEREE IS NOT ACQUIRING AND WILL NOT HOLD THIS NOTE (OR INTEREST HEREIN) WITH THE ASSETS OF A PLAN THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “BENEFIT PLAN INVESTOR”), OR A PLAN THAT IS SUBJECT TO A LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) THE ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE (OR INTEREST HEREIN) WILL NOT, IN THE CASE OF A BENEFIT PLAN INVESTOR, GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A PLAN THAT IS SUBJECT TO SIMILAR LAW, RESULT IN A VIOLATION OF ANY SIMILAR LAW AND (B) ACKNOWLEDGE AND AGREE THAT BENEFIT PLAN INVESTORS AND PLANS THAT ARE SUBJECT TO SIMILAR LAW MAY NOT ACQUIRE THIS NOTE (OR ANY INTEREST HEREIN) ANY TIME THAT SUCH NOTE DOES NOT HAVE AN INVESTMENT GRADE RATING FROM AT LEAST ONE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION. FOR PURPOSES OF THE FOREGOING, “PLAN” MEANS AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF ERISA WHETHER OR NOT SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DEFINED IN SECTION 4975 OF THE CODE, OR ANY ENTITY OR ACCOUNT DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

A-3-1	(20[__]-[ ] Indenture)

[For Restricted Notes: THIS NOTE OR ANY INTEREST HEREIN HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS, PURSUANT TO AN EXEMPTION THEREFROM (INCLUDING TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER) OR IN A TRANSACTION NOT SUBJECT THERETO. FOR THE AVOIDANCE OF DOUBT, THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO THE DEPOSITOR OR ANY OF ITS AFFILIATES.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED TO PROVIDE TO THE INDENTURE TRUSTEE, THE NOTE REGISTRAR AND THE DEPOSITOR A LETTER IN THE FORM OF ANNEX A TO THE INDENTURE CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS, INCLUDING THAT NO TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE PERMITTED IF SUCH TRANSFER WOULD CAUSE THE NUMBER OF DIRECT OR INDIRECT HOLDERS OF AN INTEREST IN THE RESTRICTED NOTES AND CERTIFICATES ISSUED UNDER THE TRUST AGREEMENT (AS DEFINED IN THE INDENTURE) TO EXCEED A NUMBER EQUAL TO 95 PERSONS UNLESS A DEBT-FOR-TAX OPINION HAS BEEN DELIVERED. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED TO PROVIDE TO THE INDENTURE TRUSTEE AND THE DEPOSITOR A CERTIFICATION OF NON-FOREIGN STATUS, IN SUCH FORM AS MAY BE ACCEPTABLE TO THE DEPOSITOR, SIGNED UNDER PENALTIES OF PERJURY OR OTHER INFORMATION OR DOCUMENTATION REQUESTED BY THE DEPOSITOR TO DETERMINE, IN ITS SOLE DISCRETION, THAT PAYMENTS ON THE NOTES WILL NOT BE SUBJECT TO WITHHOLDING UNDER U.S. TAX LAW.]

A-3-2	(20[__]-[ ] Indenture)

REGISTERED	$__________(4)
No. R-_____	CUSIP NO. ___________

HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_]

[     ]% ASSET BACKED NOTE, CLASS A-3

HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_], a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ______________________________ DOLLARS, payable on each Payment Date in an amount equal to the aggregate amount, if any, in respect of principal of the Class A-3 Notes pursuant to Section 3.01 of the Indenture dated as of [            ], 20[__] (the “Indenture”), between the Issuer and [                          ], a [                                      ], as Indenture Trustee (the “Indenture Trustee”); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of [         ], 20[  ] (the “Class A-3 Maturity Date”) and the Redemption Date, if any, pursuant to Article X of the Indenture. Capitalized terms used but not defined herein are defined in Appendix A to the Sale and Servicing Agreement, which also contains rules as to construction that shall be applicable herein.

The Issuer will pay interest on this Note at the rate per annum set forth above, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the last sentence of Section 3.01 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the [     ] day of the month preceding the month of such Payment Date (or, in the case of the first Payment Date, from the Closing Date) to but excluding the [     ] day of the month of such Payment Date. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified herein.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its [     ]% Asset Backed Notes, Class A-3 (herein called the “Class A-3 Notes”), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-3 Notes are subject to all terms of the Indenture.

4       Denominations of $1,000 and integral multiples of $1,000 in excess thereof (except for one such Note which may be issued in a denomination other than an integral multiple of $1,000).

A-3-3	(20[__]-[ ] Indenture)

The Class A-3 Notes are and will be secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-3 Notes are subordinated in right of payment to the Class A-1 Notes [and][,] the Class A-2[-A] Notes [and the Class A-2-B Notes] and are senior in right of payment to the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes, to the extent provided in the Indenture.

Principal of the Class A-3 Notes will be payable on each Payment Date in an amount described on the face hereof. “Payment Date” means the [     ] day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing [          ], 20[__].

As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-3 Maturity Date and the Redemption Date, if any, pursuant to Article X of the Indenture. Notwithstanding the foregoing, if an Event of Default occurs, the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Controlling Class of Notes may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-3 Notes shall be made pro rata to the Class A-3 Noteholders entitled thereto.

Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments shall be made to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or by Electronic Transmission prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in [_________________].

The Issuer shall pay interest on overdue installments of interest at the Class A-3 Rate to the extent lawful.

A-3-4	(20[__]-[ ] Indenture)

As provided in the Indenture and subject to the limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange subject to certain exceptions set forth in the Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer, including the Seller or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Seller, the Servicer, Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

A-3-5	(20[__]-[ ] Indenture)

The Issuer has entered into the Indenture and this Note is issued with the intention that, for purposes of U.S. federal and state income tax, franchise tax and any other tax measured in whole or in part by income, the Notes (other than Notes, if any, retained by the Issuer or a Person considered to be the same person as the Issuer for U.S. federal income tax purposes) will be characterized as indebtedness secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes (other than Notes, if any, retained by the Issuer or a Person considered to be the same person as the Issuer for U.S. federal income tax purposes) for such purposes as indebtedness.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of the Controlling Class of Notes representing a majority of the Outstanding Amount of such Controlling Class of Notes at the time Outstanding. The Indenture also contains provisions permitting Holders of Notes representing specified percentages of the Outstanding Amount of the Controlling Class of Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

A-3-6	(20[__]-[ ] Indenture)

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of [                                       ] in its individual capacity, [                          ] in its individual capacity, any owner of a beneficial interest in the Issuer, the Seller, the Servicer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

A-3-7	(20[__]-[ ] Indenture)

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: ___________________	HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_]

	By:	[ ], not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Authorized Signatory

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: ___________________	[ ], not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

A-3-8	(20[__]-[ ] Indenture)

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: __________________ FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

________________________________________________________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________          */

Signature Guaranteed:

_____________________________

*/          NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-3-9	(20[__]-[ ] Indenture)

EXHIBIT A-4

[FORM OF CLASS A-4 NOTE]

[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE (AND IF THE PURCHASER OR TRANSFEREE IS A PLAN (AS DEFINED BELOW), ITS FIDUCIARY) IS DEEMED TO (A) REPRESENT AND WARRANT THAT EITHER (I) SUCH PURCHASER OR TRANSFEREE IS NOT ACQUIRING AND WILL NOT HOLD THIS NOTE (OR INTEREST HEREIN) WITH THE ASSETS OF A PLAN THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “BENEFIT PLAN INVESTOR”), OR A PLAN THAT IS SUBJECT TO A LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) THE ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE (OR INTEREST HEREIN) WILL NOT, IN THE CASE OF A BENEFIT PLAN INVESTOR, GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A PLAN THAT IS SUBJECT TO SIMILAR LAW, RESULT IN A VIOLATION OF ANY SIMILAR LAW AND (B) ACKNOWLEDGE AND AGREE THAT BENEFIT PLAN INVESTORS AND PLANS THAT ARE SUBJECT TO SIMILAR LAW MAY NOT ACQUIRE THIS NOTE (OR ANY INTEREST HEREIN) ANY TIME THAT SUCH NOTE DOES NOT HAVE AN INVESTMENT GRADE RATING FROM AT LEAST ONE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION. FOR PURPOSES OF THE FOREGOING, “PLAN” MEANS AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF ERISA WHETHER OR NOT SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DEFINED IN SECTION 4975 OF THE CODE, OR ANY ENTITY OR ACCOUNT DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

A-4-1	(20[__]-[ ] Indenture)

[For Restricted Notes: THIS NOTE OR ANY INTEREST HEREIN HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS, PURSUANT TO AN EXEMPTION THEREFROM (INCLUDING TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER) OR IN A TRANSACTION NOT SUBJECT THERETO. FOR THE AVOIDANCE OF DOUBT, THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO THE DEPOSITOR OR ANY OF ITS AFFILIATES.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED TO PROVIDE TO THE INDENTURE TRUSTEE, THE NOTE REGISTRAR AND THE DEPOSITOR A LETTER IN THE FORM OF ANNEX A TO THE INDENTURE CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS AS SET FORTH IN THE INDENTURE, INCLUDING THAT NO TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE PERMITTED IF SUCH TRANSFER WOULD CAUSE THE NUMBER OF DIRECT OR INDIRECT HOLDERS OF AN INTEREST IN THE RESTRICTED NOTES AND CERTIFICATES ISSUED UNDER THE TRUST AGREEMENT (AS DEFINED IN THE INDENTURE) TO EXCEED A NUMBER EQUAL TO 95 PERSONS UNLESS A DEBT-FOR-TAX OPINION HAS BEEN DELIVERED. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED TO PROVIDE TO THE INDENTURE TRUSTEE AND THE DEPOSITOR A CERTIFICATION OF NON-FOREIGN STATUS, IN SUCH FORM AS MAY BE ACCEPTABLE TO THE DEPOSITOR, SIGNED UNDER PENALTIES OF PERJURY OR OTHER INFORMATION OR DOCUMENTATION REQUESTED BY THE DEPOSITOR TO DETERMINE, IN ITS SOLE DISCRETION, THAT PAYMENTS ON THE NOTES WILL NOT BE SUBJECT TO WITHHOLDING UNDER U.S. TAX LAW.]

A-4-2	(20[__]-[ ] Indenture)

REGISTERED	$__________(5)
No. R-_____	CUSIP NO. ___________

HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_]

[     ]% ASSET BACKED NOTE, CLASS A-4

HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_], a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of __________________________________ DOLLARS, payable on each Payment Date in an amount equal to the aggregate amount, if any, in respect of principal of the Class A-4 Notes pursuant to Section 3.01 of the Indenture dated as of [            ], 20[__] (the “Indenture”), between the Issuer and [                          ], a [                                      ], as Indenture Trustee (the “Indenture Trustee”); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of [                    ], 20[  ] (the “Class A-4 Maturity Date”) and the Redemption Date, if any, pursuant to Article X of the Indenture. Capitalized terms used but not defined herein are defined in Appendix A to the Sale and Servicing Agreement, which also contains rules as to construction that shall be applicable herein.

The Issuer will pay interest on this Note at the rate per annum set forth above, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the last sentence of Section 3.01 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the [     ] day of the month preceding the month of such Payment Date (or, in the case of the first Payment Date, from the Closing Date) to but excluding the [     ] day of the month of such Payment Date. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified herein.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its [     ]% Asset Backed Notes, Class A-4 (herein called the “Class A-4 Notes”), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-4 Notes are subject to all terms of the Indenture.

5       Denominations of $1,000 and integral multiples of $1,000 in excess thereof (except for one such Note which may be issued in a denomination other than an integral multiple of $1,000).

A-4-3	(20[__]-[ ] Indenture)

The Class A-4 Notes are and will be secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-4 Notes are subordinated in right of payment to the Class A-1 Notes, the Class A-2[-A] Notes[, the Class A-2-B Notes] and the Class A-3 Notes and are senior in right of payment to the Class B Notes, the Class C Notes and the Class D Notes, to the extent provided in the Indenture.

Principal of the Class A-4 Notes will be payable on each Payment Date in an amount described on the face hereof. “Payment Date” means the [     ] day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing [              ], 20[__].

As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-4 Maturity Date and the Redemption Date, if any, pursuant to Article X of the Indenture. Notwithstanding the foregoing, if an Event of Default occurs, the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Controlling Class of Notes may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-4 Notes shall be made pro rata to the Class A-4 Noteholders entitled thereto.

Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments shall be made to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or by Electronic Transmission prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in [________________].

The Issuer shall pay interest on overdue installments of interest at the Class A-4 Rate to the extent lawful.

A-4-4	(20[__]-[ ] Indenture)

As provided in the Indenture and subject to the limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange subject to certain exceptions set forth in the Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer, including the Seller or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Seller, the Servicer, Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

A-4-5	(20[__]-[ ] Indenture)

The Issuer has entered into the Indenture and this Note is issued with the intention that, for purposes of U.S. federal and state income tax, franchise tax and any other tax measured in whole or in part by income, the Notes (other than Notes, if any, retained by the Issuer or a Person considered to be the same person as the Issuer for U.S. federal income tax purposes) will be characterized as indebtedness secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes (other than Notes, if any, retained by the Issuer or a Person considered to be the same person as the Issuer for U.S. federal income tax purposes) for such purposes as indebtedness.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of the Controlling Class of Notes representing a majority of the Outstanding Amount of such Controlling Class of Notes at the time Outstanding. The Indenture also contains provisions permitting Holders of Notes representing specified percentages of the Outstanding Amount of the Controlling Class of Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

A-4-6	(20[__]-[ ] Indenture)

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of [                                       ] in its individual capacity, [                          ] in its individual capacity, any owner of a beneficial interest in the Issuer, the Seller, the Servicer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

A-4-7	(20[__]-[ ] Indenture)

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: ___________________	HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_]

	By:	[ ], not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Authorized Signatory

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: ___________________	[ ], not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

A-4-8	(20[__]-[ ] Indenture)

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: __________________ FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

______________________________________________________________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________          */

Signature Guaranteed:

_____________________________

*/          NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-4-9	(20[__]-[ ] Indenture)

EXHIBIT B

[FORM OF CLASS B NOTE]

[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE (AND IF THE PURCHASER OR TRANSFEREE IS A PLAN (AS DEFINED BELOW), ITS FIDUCIARY) IS DEEMED TO (A) REPRESENT AND WARRANT THAT EITHER (I) SUCH PURCHASER OR TRANSFEREE IS NOT ACQUIRING AND WILL NOT HOLD THIS NOTE (OR INTEREST HEREIN) WITH THE ASSETS OF A PLAN THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “BENEFIT PLAN INVESTOR”), OR A PLAN THAT IS SUBJECT TO A LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) THE ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE (OR INTEREST HEREIN) WILL NOT, IN THE CASE OF A BENEFIT PLAN INVESTOR, GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A PLAN THAT IS SUBJECT TO SIMILAR LAW, RESULT IN A VIOLATION OF ANY SIMILAR LAW AND (B) ACKNOWLEDGE AND AGREE THAT BENEFIT PLAN INVESTORS AND PLANS THAT ARE SUBJECT TO SIMILAR LAW MAY NOT ACQUIRE THIS NOTE (OR ANY INTEREST HEREIN) ANY TIME THAT SUCH NOTE DOES NOT HAVE AN INVESTMENT GRADE RATING FROM AT LEAST ONE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION. FOR PURPOSES OF THE FOREGOING, “PLAN” MEANS AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF ERISA WHETHER OR NOT SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DEFINED IN SECTION 4975 OF THE CODE, OR ANY ENTITY OR ACCOUNT DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

B-1	(20[__]-[ ] Indenture)

[For Restricted Notes: THIS NOTE OR ANY INTEREST HEREIN HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS, PURSUANT TO AN EXEMPTION THEREFROM (INCLUDING TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER) OR IN A TRANSACTION NOT SUBJECT THERETO. FOR THE AVOIDANCE OF DOUBT, THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO THE DEPOSITOR OR ANY OF ITS AFFILIATES.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED TO PROVIDE TO THE INDENTURE TRUSTEE, THE NOTE REGISTRAR AND THE DEPOSITOR A LETTER IN THE FORM OF ANNEX A TO THE INDENTURE CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS AS SET FORTH IN THE INDENTURE, INCLUDING THAT NO TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE PERMITTED IF SUCH TRANSFER WOULD CAUSE THE NUMBER OF DIRECT OR INDIRECT HOLDERS OF AN INTEREST IN THE RESTRICTED NOTES AND CERTIFICATES ISSUED UNDER THE TRUST AGREEMENT (AS DEFINED IN THE INDENTURE) TO EXCEED A NUMBER EQUAL TO 95 PERSONS UNLESS A DEBT-FOR-TAX OPINION HAS BEEN DELIVERED. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED TO PROVIDE TO THE INDENTURE TRUSTEE AND THE DEPOSITOR A CERTIFICATION OF NON-FOREIGN STATUS, IN SUCH FORM AS MAY BE ACCEPTABLE TO THE DEPOSITOR, SIGNED UNDER PENALTIES OF PERJURY OR OTHER INFORMATION OR DOCUMENTATION REQUESTED BY THE DEPOSITOR TO DETERMINE, IN ITS SOLE DISCRETION, THAT PAYMENTS ON THE NOTES WILL NOT BE SUBJECT TO WITHHOLDING UNDER U.S. TAX LAW.]

B-2	(20[__]-[ ] Indenture)

REGISTERED	$__________(6)
No. R-_____	CUSIP NO. ___________

HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_]

[     ]% ASSET BACKED NOTE, CLASS B

HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_], a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of __________________________________ DOLLARS, payable on each Payment Date in an amount equal to the aggregate amount, if any, in respect of principal of the Class B Notes pursuant to Section 3.01 of the Indenture dated as of [            ], 20[__] (the “Indenture”), between the Issuer and [                          ], a [                                      ], as Indenture Trustee (the “Indenture Trustee”); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of [                      ], 20[  ] (the “Class B Maturity Date”) and the Redemption Date, if any, pursuant to Article X of the Indenture. Capitalized terms used but not defined herein are defined in Appendix A to the Sale and Servicing Agreement, which also contains rules as to construction that shall be applicable herein.

The Issuer will pay interest on this Note at the rate per annum set forth above, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the last sentence of Section 3.01 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the [     ] day of the month preceding the month of such Payment Date (or, in the case of the first Payment Date, from the Closing Date) to but excluding the [     ] day of the month of such Payment Date. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified herein.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

6       Denominations of $1,000 and integral multiples of $1,000 in excess thereof (except for one such Note which may be issued in a denomination other than an integral multiple of $1,000).

B-3	(20[__]-[ ] Indenture)

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its [     ]% Asset Backed Notes, Class B (herein called the “Class B Notes”), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class B Notes are subject to all terms of the Indenture.

The Class B Notes are and will be secured by the collateral pledged as security therefor as provided in the Indenture. The Class B Notes are subordinated in right of payment to the Class A Notes and are senior in right of payment to the Class C Notes and the Class D Notes, to the extent provided in the Indenture.

Principal of the Class B Notes will be payable on each Payment Date in an amount described on the face hereof. “Payment Date” means the [     ] day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing [             ], 20[__].

As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class B Maturity Date and the Redemption Date, if any, pursuant to Article X of the Indenture. Notwithstanding the foregoing, if an Event of Default occurs, the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Controlling Class of Notes may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Class B Noteholders entitled thereto.

Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments shall be made to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or by Electronic Transmission prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in [__________________].

The Issuer shall pay interest on overdue installments of interest at the Class B Rate to the extent lawful.

B-4	(20[__]-[ ] Indenture)

As provided in the Indenture and subject to the limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange subject to certain exceptions set forth in the Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer, including the Seller or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

B-5	(20[__]-[ ] Indenture)

The Issuer has entered into the Indenture and this Note is issued with the intention that, for purposes of U.S. federal and state income tax, franchise tax and any other tax measured in whole or in part by income, the Notes (other than Notes, if any, retained by the Issuer or a Person considered to be the same person as the Issuer for U.S. federal income tax purposes) will be characterized as indebtedness secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes (other than Notes, if any, retained by the Issuer or a Person considered to be the same person as the Issuer for U.S. federal income tax purposes) for such purposes as indebtedness.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of the Controlling Class of Notes representing a majority of the Outstanding Amount of such Controlling Class of Notes at the time Outstanding. The Indenture also contains provisions permitting Holders of Notes representing specified percentages of the Outstanding Amount of the Controlling Class of Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth. This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

B-6	(20[__]-[ ] Indenture)

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of [                                       ] in its individual capacity, [                          ] in its individual capacity, any owner of a beneficial interest in the Issuer, the Seller, the Servicer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

B-7	(20[__]-[ ] Indenture)

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: ___________________	HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_]

	By:	[ ], not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Authorized Signatory

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: ___________________	[ ], not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

B-8	(20[__]-[ ] Indenture)

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: __________________ FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

_______________________________________________________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________          */

Signature Guaranteed:

_____________________________

*/          NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

B-9	(20[__]-[ ] Indenture)

EXHIBIT C

[FORM OF CLASS C NOTE]

[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE (AND IF THE PURCHASER OR TRANSFEREE IS A PLAN (AS DEFINED BELOW), ITS FIDUCIARY) IS DEEMED TO (A) REPRESENT AND WARRANT THAT EITHER (I) SUCH PURCHASER OR TRANSFEREE IS NOT ACQUIRING AND WILL NOT HOLD THIS NOTE (OR INTEREST HEREIN) WITH THE ASSETS OF A PLAN THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “BENEFIT PLAN INVESTOR”), OR A PLAN THAT IS SUBJECT TO A LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) THE ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE (OR INTEREST HEREIN) WILL NOT, IN THE CASE OF A BENEFIT PLAN INVESTOR, GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A PLAN THAT IS SUBJECT TO SIMILAR LAW, RESULT IN A VIOLATION OF ANY SIMILAR LAW AND (B) ACKNOWLEDGE AND AGREE THAT BENEFIT PLAN INVESTORS AND PLANS THAT ARE SUBJECT TO SIMILAR LAW MAY NOT ACQUIRE THIS NOTE (OR ANY INTEREST HEREIN) ANY TIME THAT SUCH NOTE DOES NOT HAVE AN INVESTMENT GRADE RATING FROM AT LEAST ONE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION. FOR PURPOSES OF THE FOREGOING, “PLAN” MEANS AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF ERISA WHETHER OR NOT SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DEFINED IN SECTION 4975 OF THE CODE, OR ANY ENTITY OR ACCOUNT DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

C-1	(20[__]-[ ] Indenture)

[For Restricted Notes: THIS NOTE OR ANY INTEREST HEREIN HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS, PURSUANT TO AN EXEMPTION THEREFROM (INCLUDING TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER) OR IN A TRANSACTION NOT SUBJECT THERETO. FOR THE AVOIDANCE OF DOUBT, THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO THE DEPOSITOR OR ANY OF ITS AFFILIATES.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED TO PROVIDE TO THE INDENTURE TRUSTEE, THE NOTE REGISTRAR AND THE DEPOSITOR A LETTER IN THE FORM OF ANNEX A TO THE INDENTURE CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS, INCLUDING THAT NO TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE PERMITTED IF SUCH TRANSFER WOULD CAUSE THE NUMBER OF DIRECT OR INDIRECT HOLDERS OF AN INTEREST IN THE RESTRICTED NOTES AND CERTIFICATES ISSUED UNDER THE TRUST AGREEMENT (AS DEFINED IN THE INDENTURE) TO EXCEED A NUMBER EQUAL TO 95 PERSONS UNLESS A DEBT-FOR-TAX OPINION HAS BEEN DELIVERED. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED TO PROVIDE TO THE INDENTURE TRUSTEE AND THE DEPOSITOR A CERTIFICATION OF NON-FOREIGN STATUS, IN SUCH FORM AS MAY BE ACCEPTABLE TO THE DEPOSITOR, SIGNED UNDER PENALTIES OF PERJURY OR OTHER INFORMATION OR DOCUMENTATION REQUESTED BY THE DEPOSITOR TO DETERMINE, IN ITS SOLE DISCRETION, THAT PAYMENTS ON THE NOTES WILL NOT BE SUBJECT TO WITHHOLDING UNDER U.S. TAX LAW.]

C-2	(20[__]-[ ] Indenture)

REGISTERED	$__________(7)
No. R-_____	CUSIP NO. ___________

HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_]

[     ]% ASSET BACKED NOTE, CLASS C

HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_], a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ____________________________________ DOLLARS, payable on each Payment Date in an amount equal to the aggregate amount, if any, in respect of principal of the Class C Notes pursuant to Section 3.01 of the Indenture dated as of [            ], 20[__] (the “Indenture”), between the Issuer and [                          ], a [                                      ], as Indenture Trustee (the “Indenture Trustee”); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of [               ], 20[ ] (the “Class C Maturity Date”) and the Redemption Date, if any, pursuant to Article X of the Indenture. Capitalized terms used but not defined herein are defined in Appendix A to the Sale and Servicing Agreement, which also contains rules as to construction that shall be applicable herein.

The Issuer will pay interest on this Note at the rate per annum set forth above, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the last sentence of Section 3.01 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the [     ] day of the month preceding the month of such Payment Date (or, in the case of the first Payment Date, from the Closing Date) to but excluding the [     ] day of the month of such Payment Date. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified herein.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its [     ]% Asset Backed Notes, Class C (herein called the “Class C Notes”), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class C Notes are subject to all terms of the Indenture.

7       Denominations of $1,000 and integral multiples of $1,000 in excess thereof (except for one such Note which may be issued in a denomination other than an integral multiple of $1,000).

C-3	(20[__]-[ ] Indenture)

The Class C Notes are and will be secured by the collateral pledged as security therefor as provided in the Indenture. The Class C Notes are subordinated in right of payment to the Class A Notes and the Class B Notes and are senior in right of payment to the Class D Notes, to the extent provided in the Indenture.

Principal of the Class C Notes will be payable on each Payment Date in an amount described on the face hereof. “Payment Date” means the [     ] day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing [          ], 20[__].

As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class C Maturity Date and the Redemption Date, if any, pursuant to Article X of the Indenture. Notwithstanding the foregoing, if an Event of Default occurs, the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Controlling Class of Notes may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class C Notes shall be made pro rata to the Class C Noteholders entitled thereto.

Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments shall be made to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or by Electronic Transmission prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in [_________________].

The Issuer shall pay interest on overdue installments of interest at the Class C Rate to the extent lawful.

C-4	(20[__]-[ ] Indenture)

As provided in the Indenture and subject to the limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange subject to certain exceptions set forth in the Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer, including the Seller or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

C-5	(20[__]-[ ] Indenture)

The Issuer has entered into the Indenture and this Note is issued with the intention that, for purposes of U.S. federal and state income tax, franchise tax and any other tax measured in whole or in part by income, the Notes (other than Notes, if any, retained by the Issuer or a Person considered to be the same person as the Issuer for U.S. federal income tax purposes) will be characterized as indebtedness secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes (other than Notes, if any, retained by the Issuer or a Person considered to be the same person as the Issuer for U.S. federal income tax purposes) for such purposes as indebtedness.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of the Controlling Class of Notes representing a majority of the Outstanding Amount of such Controlling Class of Notes at the time Outstanding. The Indenture also contains provisions permitting Holders of Notes representing specified percentages of the Outstanding Amount of the Controlling Class of Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture. The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

C-6	(20[__]-[ ] Indenture)

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of [                                       ] in its individual capacity, [                          ] in its individual capacity, any owner of a beneficial interest in the Issuer, the Seller, the Servicer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

C-7	(20[__]-[ ] Indenture)

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: ___________________	HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_]

	By:	[ ], not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Authorized Signatory

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: ___________________	[ ], not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

C-8	(20[__]-[ ] Indenture)

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: __________________ FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

_____________________________________________________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________          */

Signature Guaranteed:

_____________________________

*/          NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

C-9	(20[__]-[ ] Indenture)

EXHIBIT D

[FORM OF CLASS D NOTE]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE (AND IF THE PURCHASER OR TRANSFEREE IS A PLAN (AS DEFINED BELOW), ITS FIDUCIARY) IS DEEMED TO (A) REPRESENT AND WARRANT THAT EITHER (I) SUCH PURCHASER OR TRANSFEREE IS NOT ACQUIRING AND WILL NOT HOLD THIS NOTE (OR INTEREST HEREIN) WITH THE ASSETS OF A PLAN THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “BENEFIT PLAN INVESTOR”), OR A PLAN THAT IS SUBJECT TO A LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) THE ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE (OR INTEREST HEREIN) WILL NOT, IN THE CASE OF A BENEFIT PLAN INVESTOR, GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A PLAN THT IS SUBJECT TO SIMILAR LAW, RESULT IN A VIOLATION OF ANY SIMILAR LAW AND (B) ACKNOWLEDGE AND AGREE THAT BENEFIT PLAN INVESTORS AND PLANS THAT ARE SUBJECT TO SIMILAR LAW MAY NOT ACQUIRE THIS NOTE (OR ANY INTEREST HEREIN) ANY TIME THAT SUCH NOTE DOES NOT HAVE AN INVESTMENT GRADE RATING FROM AT LEAST ONE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION. FOR PURPOSES OF THE FOREGOING, “PLAN” MEANS AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF ERISA WHETHER OR NOT SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DEFINED IN SECTION 4975 OF THE CODE, OR ANY ENTITY OR ACCOUNT DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

D-1	(20[__]-[ ] Indenture)

[For Restricted Notes: THIS NOTE OR ANY INTEREST HEREIN HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS, PURSUANT TO AN EXEMPTION THEREFROM (INCLUDING TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIIED INSTITUTIONAL BUYER) OR IN A TRANSACTION NOT SUBJECT THERETO. FOR THE AVOIDANCE OF DOUBT, THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO THE DEPOSITOR OR ANY OF ITS AFFILIATES.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED TO PROVIDE TO THE INDENTURE TRUSTEE, THE NOTE REGISTRAR AND THE DEPOSITOR A LETTER IN THE FORM OF ANNEX A TO THE INDENTURE CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS, INCLUDING THAT NO TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE PERMITTED IF SUCH TRANSFER WOULD CAUSE THE NUMBER OF DIRECT OR INDIRECT HOLDERS OF AN INTEREST IN THE RESTRICTED NOTES AND CERTIFICATES ISSUED UNDER THE TRUST AGREEMENT (AS DEFINED IN THE INDENTURE) TO EXCEED A NUMBER EQUAL TO 95 PERSONS UNLESS A DEBT-FOR-TAX OPINION HAS BEEN DELIVERED. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED TO PROVIDE TO THE INDENTURE TRUSTEE AND THE DEPOSITOR A CERTIFICATION OF NON-FOREIGN STATUS, IN SUCH FORM AS MAY BE ACCEPTABLE TO THE DEPOSITOR, SIGNED UNDER PENALTIES OF PERJURY OR OTHER INFORMATION OR DOCUMENTATION REQUESTED BY THE DEPOSITOR TO DETERMINE, IN ITS SOLE DISCRETION, THAT PAYMENTS ON THE NOTES WILL NOT BE SUBJECT TO WITHHOLDING UNDER U.S. TAX LAW.]

D-2	(20[__]-[ ] Indenture)

REGISTERED	$__________(8)
No. R-_____	CUSIP NO. ___________

HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_]

[     ]% ASSET BACKED NOTE, CLASS D

HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_], a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _____________________________________________ DOLLARS, payable on each Payment Date in an amount equal to the aggregate amount, if any, in respect of principal of the Class D Notes pursuant to Section 3.01 of the Indenture dated as of [            ], 20[__] (the “Indenture”), between the Issuer and [                          ], a [                                      ], as Indenture Trustee (the “Indenture Trustee”); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of [                 ], 20[  ] (the “Class D Maturity Date”) and the Redemption Date, if any, pursuant to Article X of the Indenture. Capitalized terms used but not defined herein are defined in Appendix A to the Sale and Servicing Agreement, which also contains rules as to construction that shall be applicable herein.

The Issuer will pay interest on this Note at the rate per annum set forth above, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the last sentence of Section 3.01 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the [     ] day of the month preceding the month of such Payment Date (or, in the case of the first Payment Date, from the Closing Date) to but excluding the [     ] day of the month of such Payment Date. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified herein.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its [     ]% Asset Backed Notes, Class D (herein called the “Class D Notes”), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class D Notes are subject to all terms of the Indenture.

8       Denominations of $1,000 and integral multiples of $1,000 in excess thereof (except for one such Note which may be issued in a denomination other than an integral multiple of $1,000).

D-3	(20[__]-[ ] Indenture)

The Class D Notes are and will be secured by the collateral pledged as security therefor as provided in the Indenture. The Class D Notes are subordinated in right of payment to the Class A Notes, the Class B Notes and the Class C Notes, to the extent provided in the Indenture.

Principal of the Class D Notes will be payable on each Payment Date in an amount described on the face hereof. “Payment Date” means the [     ] day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing [            ], 20[__].

As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class D Maturity Date and the Redemption Date, if any, pursuant to Article X of the Indenture. Notwithstanding the foregoing, if an Event of Default occurs, the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Controlling Class of Notes may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class D Notes shall be made pro rata to the Class D Noteholders entitled thereto.

Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments shall be made to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or by Electronic Transmission prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in [_________________].

The Issuer shall pay interest on overdue installments of interest at the Class D Rate to the extent lawful.

D-4	(20[__]-[ ] Indenture)

As provided in the Indenture and subject to the limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange subject to certain exceptions set forth in the Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer, including the Seller or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

D-5	(20[__]-[ ] Indenture)

The Issuer has entered into the Indenture and this Note is issued with the intention that, for purposes of U.S. federal and state income tax, franchise tax and any other tax measured in whole or in part by income, the Notes (other than Notes, if any, retained by the Issuer or a Person considered to be the same person as the Issuer for U.S. federal income tax purposes) will be characterized as indebtedness secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes (other than Notes, if any, retained by the Issuer or a Person considered to be the same person as the Issuer for U.S. federal income tax purposes) for such purposes as indebtedness.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of the Controlling Class of Notes representing a majority of the Outstanding Amount of such Controlling Class of Notes at the time Outstanding. The Indenture also contains provisions permitting Holders of Notes representing specified percentages of the Outstanding Amount of the Controlling Class of Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture. The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

D-6	(20[__]-[ ] Indenture)

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of [                                       ] in its individual capacity, [                          ] in its individual capacity, any owner of a beneficial interest in the Issuer, the Seller, the Servicer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

D-7	(20[__]-[ ] Indenture)

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: ___________________	HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[_]

	By:	[ ], not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Authorized Signatory

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: ___________________	[ ], not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

D-8	(20[__]-[ ] Indenture)

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: __________________ FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

___________________________________________________________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________          */

Signature Guaranteed:

_____________________________

*/          NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

D-9	(20[__]-[ ] Indenture)

ANNEX A

FORM OF TRANSFEREE LETTER FOR RESTRICTED NOTES

[__________]

[__________]

[__________]

Attention: [__________]

[__________]
[__________]
[__________]
Attention: [__________]

Ladies and Gentlemen:

___________ (the “Transferee”) intends to purchase of such of the Class [__] Notes that were issued pursuant to that certain indenture dated [__________] (the “Indenture”), between [__________], a Delaware statutory trust (the “Issuer”), and [__________], a national banking association, as trustee and not in its individual capacity, that are Restricted Notes (the “Restricted Notes”) of the Issuer. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. The Transferee represents and warrants to you, as the Indenture Trustee and the Note Registrar, that:

1.	The Transferee will provide notice to each Person to whom it proposes to transfer any interest in the Restricted Notes of the transfer restrictions and representations set forth in Section 2.15(b) of the Indenture. Further, the Transferee will not transfer any Restricted Note (or any interest therein) to a subsequent transferee unless, prior to the transfer, the subsequent transferee shall have provided to the Indenture Trustee, the Note Registrar and the Depositor a written representation letter as set forth previously in Section 2.15(b) of the Indenture (unless the Depositor shall have received an opinion of nationally recognized tax counsel as set forth previously in Section 2.15(b) of the Indenture.

2.	No transfer of Restricted Notes (or any interest therein) will be permitted to the extent that such transfer would cause the number of direct or indirect holders of an interest in the Restricted Notes and the Certificates to exceed a number equal to 95 Persons. Neither the Indenture Trustee nor the Note Registrar shall have any duty or obligation with respect to the foregoing to ascertain the number of direct or indirect holders of an interest in the Restricted Notes and the Certificates.

3.	The Transferee warrants it (a) is not, and will not become, a partnership, a corporation taxed under Subchapter S of the Code or grantor trust for U.S. federal income tax purposes (or a disregarded entity the single owner of which is any of the foregoing) or (b) is such an entity, but (x) no more than 50% of the value of any of the direct or indirect beneficial interests in such Transferee (or in the case of a disregarded entity, the interests of its single owner) is or will be attributable to such Transferee’s (or in the case of a disregarded entity, the single owner’s) interest in Restricted Notes and Certificates and (y) it is not and will not be a principal purpose of the arrangement involving such entity’s beneficial interest in any Restricted Notes or Certificates to permit any partnership to satisfy the 100 partner limitation of Treasury Regulation Section 1.7704-1(h)(1)(ii) necessary for such partnership not to be classified as a publicly traded partnership under the Code.

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4.	No Noteholder of a Restricted Note shall acquire or transfer any Restricted Note (or any interest therein) or cause any Restricted Notes (or any interest therein) to be marketed on or through an “established securities market” within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

5.	If any Restricted Note held by the Transferee is required to be treated other than as described under Section 2.13 of the Indenture, then the Transferee, or, if different, the beneficial owner of such Restricted Note, shall agree to the designation made pursuant to the Trust Agreement of the partnership representative (and the tax matters partner for any applicable state or local tax purposes) of any partnership in which such Noteholder or beneficial owner is deemed to be a partner under Section 6223(a) of the Code and any applicable Treasury Regulations thereunder (and any corresponding provision of state law).

6.	(A) Each Noteholder of a Restricted Note shall provide to the Administrator on behalf of the Issuer and the Depositor any further information required by the Issuer to comply with Sections 6221 through 6241 of the Code (and any corresponding provision of state law), including Section 6226(a) of the Code, (B) if such Noteholder is not the beneficial owner of such Restricted Note, the beneficial owner of such Restricted Note shall provide to the Administrator on behalf of the Issuer and the Depositor any further information required by the Issuer to comply with Sections 6221 through 6241 of the Code (and any corresponding provision of state law), including Section 6226(a) of the Code and, to the extent the Issuer determines such appointment necessary for it to make an election under Section 6226(a) of the Code (or any corresponding provision of state law), hereby appoints the Noteholder as its agent for purposes of receiving any notifications or information pursuant to the notice requirements under Section 6226(a)(2) of the Code (and any corresponding provision of state law) and (C) to the extent applicable, each Noteholder of a Restricted Note and, if different, each beneficial owner of a Restricted Note shall hold the Issuer and its affiliates harmless for any expenses or losses (i) resulting from a beneficial owner of a Restricted Note not properly taking into account or paying its allocated adjustment or liability under Section 6226 of the Code (or any corresponding provision of state law) or (ii) attributable to the management or defense of an audit under Sections 6221 through 6241 of the Code (or any corresponding provision of state law) or otherwise suffered due to actions the Issuer and its affiliates take with respect to and to comply with the rules under Sections 6221 through 6241 of the Code (or any corresponding provision of state law).

7.	The Transferee acknowledges that any transfer in violation of the foregoing will be of no force and effect, will be void ab initio, and will not operate to transfer any rights to the Transferee.

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Very truly yours,

[NAME OF PURCHASER]
as Transferee
By:
Name:
Title:

Date:

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